NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENTFOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
ITEM 1 ON FORM OF PROXY
Election of Directors
Additional Information Concerning the Board of Directors
ITEM 2 ON FORM OF PROXY
Approval of an Amendment to the Company’s Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock
ITEM 3 ON FORM OF PROXY
Approval of an Amendment to the 1989 Stock Option Plan for Outside Directors
ITEM 4 ON FORM OF PROXY
Approval of Amendments to the 1999 Stock Option Plan for Seasonal Employees
ITEM 5 ON FORM OF PROXY
Ratification of Appointment of Independent Accountants
Audit Committee Report
Audit Fees
Equity Compensation Plans
Compensation of Executive Officers
Compensation Committee Report on Executive Compensation
Information Regarding Security Holders
Shareholder Proposals and Nominations
Other Matters
APPENDIX A
APPENDIX B
APPENDIX C

4400 Main Street
Kansas City, Missouri 64111

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held September 8, 2004

The annual meeting of shareholders of H&R Block, Inc., a Missouri corporation (the “Company”), will be held in the H&R Block City Stage Theater at Union Station located at 30 West Pershing (corner of Pershing and Main Street), Kansas City, Missouri, on Wednesday, September 8, 2004 at 9:00 a.m., Kansas City time (CDT). Shareholders attending the meeting are asked to park in The Yards Parking Lot located on the west side of Union Station. The meeting will be held for the following purposes:

1.	The election of three Class III directors (nominees are Donna R. Ecton, Louis W. Smith and Rayford Wilkins, Jr.) to serve until the 2007 annual meeting and until their successors are elected and qualified (See page 3);

2.	The approval of an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock, without par value, from 500,000,000 to 800,000,000 (See page 10);

3.	The approval of an amendment to the 1989 Stock Option Plan for Outside Directors to extend the Plan for five years, such that it will terminate, unless further extended, on December 5, 2009 (See page 12);

4.	The approval of amendments to the 1999 Stock Option Plan for Seasonal Employees to (i) extend the Plan for two years, such that it will terminate, unless further extended, on December 31, 2006 and (ii) increase the aggregate number of authorized shares of Common Stock issuable under the Plan from 20,000,000 to 23,000,000 (See page 14);

5.	The ratification of the appointment of KPMG LLP as the Company’s independent accountants for the fiscal year ending April 30, 2005 (See page 17); and

6.	The transaction of any other business as may properly come before the meeting or any adjournments thereof.

   The Board of Directors has fixed the close of business on June 30, 2004 as the record date for determining shareholders of the Company entitled to notice of and to vote at the meeting.

By Order of the Board of Directors

BRET G. WILSON
Secretary

Kansas City, Missouri

July 23, 2004

   A proxy for the annual meeting is enclosed. Even though you may plan to attend the meeting in person, please promptly vote by telephone or Internet or by completing the enclosed proxy card and returning it in the enclosed postage-paid envelope. Telephone and Internet voting information is provided on the proxy card. If you are present at the meeting and desire to vote in person, your vote by proxy will not be used.

Proxy Statement – H&R BLOCK

H&R BLOCK, INC.

PROXY STATEMENT
FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
The Board of Directors (the “Board of Directors” or “Board”) of H&R Block, Inc., a Missouri corporation (“H&R Block” or the “Company”) solicits the enclosed proxy for use at the annual meeting of shareholders of the Company to be held at 9:00 a.m. (CDT), on Wednesday, September 8, 2004 in the H&R Block City Stage Theater at Union Station located at 30 West Pershing (corner of Pershing and Main Street), Kansas City, Missouri. This Proxy Statement contains information about the matters to be voted on at the meeting and the voting process, as well as information about our directors and executive officers.

Why did I receive this proxy statement?

The Board of Directors is soliciting your proxy to vote at the annual meeting because you are a shareholder at the close of business on June 30, 2004, the record date, and are entitled to vote at the meeting. This proxy statement, the proxy card and Annual Report to Shareholders for the fiscal year ended April 30, 2004 are being made available to shareholders beginning on or about July 23, 2004. This proxy statement summarizes the information you need to know to vote at the annual meeting. You do not need to attend the annual meeting to vote your shares.

What am I voting on?

You are voting on five (5) items of business at the annual meeting:

▪	The election of three Class III directors (nominees are Donna R. Ecton, Louis W. Smith and Rayford Wilkins, Jr.) to serve until the 2007 annual meeting and until their successors are elected and qualified;
▪	The approval of an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock, without par value, from 500,000,000 to 800,000,000;
▪	The approval of an amendment to the 1989 Stock Option Plan for Outside Directors to extend the Plan for five years, such that it will terminate, unless further extended, on December 5, 2009;
▪	The approval of amendments to the 1999 Stock Option Plan for Seasonal Employees to (i) extend the Plan for two years, such that it will terminate, unless further extended, on December 31, 2006, and (ii) increase the aggregate number of authorized shares of Common Stock issuable under the Plan from 20,000,000 to 23,000,000; and
▪	The ratification of KPMG LLP as independent accountants for the fiscal year ending April 30, 2005.

Who is entitled to vote?

You may vote if you owned H&R Block Common Stock as of the close of business on June 30, 2004, the record date, including restricted shares of Common Stock issued on or before June 30, 2004 under the Company’s Long-Term Executive Compensation Plans that allow the recipients the right to vote such shares while subject to restrictions. Each share of H&R Block common stock is entitled to one vote.

What are the voting recommendations of the Board of Directors?

Our Board of Directors recommends that you vote your shares “FOR” each of the Class III nominees named in this proxy standing for election to the Board, “FOR” the amendment to Company’s Articles of Incorporation, “FOR” the amendment to the 1989 Stock Option Plan for Outside Directors, “FOR” the amendments to the 1999 Stock Option Plan for Seasonal Employees and “FOR” the ratification of KPMG LLP as our independent accountants.

How do I vote?

If you are a shareholder of record, there are four ways to vote:

▪	by toll-free telephone at 1-800-435-6710 and following the instructions on the proxy card;
▪	by Internet at http://www.eproxy.com/hrb/ and following the instructions on the proxy card;
▪	by completing and mailing your proxy card; and
▪	by written ballot at the annual meeting.
   If you vote by Internet or telephone, your vote must be received before 11:59 p.m. (ET) on the day before the annual meeting. Your shares will be voted as you indicate. If you do not indicate your voting preferences the appointed proxies (Mark A. Ernst, G. Kenneth Baum and Henry F. Frigon) will vote your
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H&R BLOCK – Proxy Statement

shares FOR items 1, 2, 3, 4 and 5. If your shares are owned in joint names, all joint owners must vote by the same method and if joint owners vote by mail, all of the joint owners must sign the proxy card.
   If your shares are held in a brokerage account in your broker’s name (this is called street name), you should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the Internet to your broker or nominee. If you provide specific voting instructions by mail, telephone, or the Internet, your broker or nominee should vote your shares as you have directed.
   We will pass out written ballots to anyone who wants to vote at the annual meeting. If you hold your shares in street name, you must request a legal proxy from your broker or other nominee to vote at the annual meeting. It is important that your shares are represented at the meeting, whether or not you attend the meeting in person. To make sure that your shares are represented, we urge you to vote as soon as possible by Internet, telephone or mail by following the instructions in this proxy statement.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company’s transfer agent, Mellon Investor Services LLC (“Mellon Investor Services”) you are considered, with respect to those shares, the “shareholder of record.” The proxy statement, annual report and proxy card have been made available directly to shareholders of record by the Company.
   If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The proxy materials should be forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial holder, you have the right to direct your broker, bank or nominee how to vote and are also invited to attend the annual meeting. However, since you are not a shareholder of record, you may not vote these shares in person at the annual meeting unless you bring with you a legal proxy from the shareholder of record. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or other nominee how to vote your shares.

What are broker non-votes and how are they counted?

Broker non-votes occur when nominees, such as brokers and banks holding shares on behalf of the beneficial owners, are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions at least ten days before the annual meeting date. If no instructions are given within that time frame, the nominees may vote those shares on matters deemed “routine” by the New York Stock Exchange. On non-routine matters, nominees cannot vote without instructions from the beneficial owner, resulting in so-called “broker non-votes.” Broker non-votes are not counted for the purposes of determining the number of shares present in person or represented by proxy on a voting matter.

Can I change my vote?

If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the annual meeting by:

▪	sending written notice of revocation to the Secretary of the Company;
▪	submitting a new, proper proxy by telephone, Internet or paper ballot, after the date of the revoked proxy; or
▪	attending the annual meeting and voting in person.
   If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the annual meeting if you obtain legal proxy as described above.

What vote is required to approve each proposal?

For Item 2 on the form of proxy, the affirmative vote of a majority of the outstanding shares entitled to vote at the annual meeting of shareholders is necessary for approval of the amendment to the Company’s Articles of Incorporation to increase the number of authorized shares. For all other matters to be voted upon at the annual meeting, the affirmative vote of a majority of shares present in person or represented by proxy, and entitled to vote on the matter, is necessary for election or approval.

Do shareholders have cumulative voting rights with respect to the election of directors?

No. Shareholders do not have cumulative voting rights with respect to the election of directors.
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Proxy Statement – H&R BLOCK

What constitutes a quorum?

As of the record date 167,770,961 shares of the Company’s Common Stock were issued and outstanding. A majority of the outstanding shares entitled to vote at the annual meeting, represented in person or by proxy, shall constitute a quorum. Shares represented by a proxy that directs that the shares abstain from voting or that a vote be withheld on a matter shall be deemed to be represented at the annual meeting for quorum purposes. Shares represented by proxy as to which no voting instructions are given as to matters to be voted upon shall be deemed to be represented at the annual meeting for quorum purposes.

Who will count the vote?

Representatives of Mellon Investor Services, the Company’s transfer agent, will count the vote and serve as the inspectors of election.

What does it mean if I receive more than one proxy card?

It means your shares are held in more than one account. You should vote all your proxy shares. To provide better shareholder service, we encourage you to have all your shares registered in the same name and address. You may do this by contacting our transfer agent, Mellon Investor Services, at 1-888-213-0964.

Can I access the proxy statement and annual report on the Internet instead of receiving paper copies?

This proxy statement and 2004 Annual Report are located on the Company’s website. Most shareholders can access future proxy statements and annual reports on the Internet instead of receiving paper copies in the mail. If you are a shareholder of record, you can choose this option by marking the appropriate box on your proxy card or by following the instructions if you vote by telephone or the Internet. If you choose to access future proxy statements and annual reports on the Internet, you will receive a proxy card in the mail next year with instructions containing the Internet address for those materials. Your choice will remain in effect until you advise us otherwise.
   If you are a beneficial owner, please refer to the information provided by your broker, bank or nominee for instructions on how to access future proxy statements and annual reports on the Internet.

How much did this proxy solicitation cost?

The Company has retained Mellon Investor Services to assist in the solicitation of proxies on behalf of the Board of Directors for a fee of $11,500 plus reimbursement of reasonable expenses. Further, brokers and other custodians, nominees and fiduciaries will be requested to forward soliciting material to their principals and the Company will reimburse them for the expense of doing so.

What is the Company’s Web address?

The Company’s home page is www.hrblock.com. The Company’s filings with the Securities and Exchange Commission are available free of charge via a link from this address.

Will any other matters be voted on?

As of the date of this proxy statement, our management knows of no other matter that will be presented for consideration at the meeting other than those matters discussed in this proxy statement. If any other matters properly come before the meeting and call for a vote of the shareholders, validly executed proxies in the enclosed form will be voted in accordance with the recommendation of the Board of Directors.

ITEM 1 ON FORM OF PROXY

Election of Directors
The Company’s Articles of Incorporation and Bylaws provide that the number of directors to constitute the Board of Directors shall not be fewer than nine nor more than 15, with the exact number to be fixed by a resolution adopted by the affirmative vote of a majority of the entire Board. Effective September 11, 2002 the Board fixed the number of directors to constitute the Board of Directors at nine. The Articles of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes: Class I, Class II and Class III, with each class to consist, as nearly as possible, of one-third of the members of the Board. There are currently three Class I directors, three Class II directors and three Class III directors. The term of office of one class of directors expires at each annual meeting of shareholders. Directors elected at an annual meeting of shareholders to succeed those whose terms expire are identified as being of the same class as those directors they succeed and are elected for a term to expire at the third annual meeting of shareholders after their election.
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H&R BLOCK – Proxy Statement

   At the annual meeting of shareholders to be held on September 8, 2004, three Class III directors will be elected to hold office for three years and until their successors are elected and shall have qualified. Donna R. Ecton, Louis W. Smith and Rayford Wilkins, Jr. have been nominated for election as Class III directors of the Company. The shares voted by proxy will be voted for the election of all three nominees unless authority to do so is withheld as provided in the form of proxy. All nominees are currently Class III directors of the Company and have consented to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to accept the office of director. If such contingency should arise, it is the intention of the proxies to vote for such person or persons as the Board of Directors may recommend.
   The nominees for election as Class III directors, the current Class I directors and the current Class II directors are listed below. Thomas M. Bloch, Mark A. Ernst and Tom D. Seip serve as Class I directors with terms scheduled to expire at the annual meeting of shareholders in 2005. G. Kenneth Baum, Henry F. Frigon and Roger W. Hale serve as Class II directors with terms scheduled to expire at the annual meeting of shareholders in 2006. The number of shares of Common Stock beneficially owned by each director is listed under the heading “Security Ownership of Directors and Management” on page 30 of this proxy statement.

Nominees for election at this meeting to a term expiring in 2007 (Class III Directors):

Donna R. Ecton Director since 1993 Age 57	Ms. Ecton is currently the Chairman and Chief Executive Officer of EEI Inc., a management consulting firm located in Paradise Valley, Arizona that she founded in 1998. Prior to forming EEI Inc., Ms. Ecton served as the Chief Operating Officer of PETsMART, Inc., Phoenix, Arizona, a retail supplier of products and services for pets, from December 1996 until May 1998 and on the Board of Directors of PETsMART, Inc., from 1994 until 1998. Prior to PETsMART, Ms. Ecton was Chairman, President and Chief Executive Officer of Business Mail Express, Inc., a privately held expedited printing and mailing business, and before that she served as President and Chief Executive Officer of Van Houten North America, Inc. and Andes Candies, Inc., a privately held international confectionary company. Ms. Ecton’s previous business experience covers a variety of management positions with companies such as Nutri/ System, Inc., Campbell Soup Company, Citibank, N.A. and Chemical Bank. She received a Bachelor of Arts in Economics from Wellesley College (Durant Scholar) in 1969 and a Master of Business Administration from the Harvard Graduate School of Business Administration in 1971. Ms. Ecton is Chairman of the Audit Committee of the Board of Directors and a member of the Executive and Governance and Nominating Committees.

Louis W. Smith Director since 1998 Age 61	Mr. Smith served as President and Chief Executive Officer of the Ewing Marion Kauffman Foundation, a charitable foundation, Kansas City, Missouri, from July 1997 until April 2002 and President and Chief Operating Officer of the Ewing Marion Kauffman Foundation from June 1995 to July 1997. He also served on the Board of Directors of such Foundation from January 1991 through September 2002. Prior to joining the Foundation, Mr. Smith had a 29-year career with AlliedSignal, Inc. (now Honeywell International), a diversified technology and manufacturing company, retiring as President of the Kansas City Division in 1995. Mr. Smith also serves on the Board of Directors of Sprint Corporation. He holds a bachelor’s degree in electrical engineering from the University of Missouri-Rolla and a Master of Business Administration from the Executive Fellows Program at Rockhurst University. Mr. Smith has served since September 2002 as the Presiding Director of the Board of Directors, is Chairman of the Executive and Compensation Committees of the Board of Directors and a member of the Audit Committee.

Rayford Wilkins, Jr. Director since 2000 Age 52	Mr. Wilkins has served as Group President, SBC Communications, Inc., San Antonio, Texas, a diversified telecommunications company and wireless communications provider, since May 2002. Previously he served as President and Chief Executive Officer of Pacific Bell Telephone Company and Nevada Bell Telephone Company, San Ramon, California, from September 2000 until April 2002 and as President of SBC Business Communications Services, San Antonio, Texas, from October 1999 through September 2000.
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Proxy Statement – H&R BLOCK

Mr. Wilkins served as President and CEO of Southwestern Bell Telephone Co., San Antonio, Texas, from July 1999 until October 1999. He served as President of Business Communications Services, Pacific Bell Telephone Company, San Ramon, California, from August 1997 until July 1999. He also served as Vice President and General Manager of Southwestern Bell Telephone Co., Kansas City, Missouri, from August 1993 until August 1997. He earned a bachelor’s degree in business administration from the University of Texas in Austin in 1974 and attended the University of Pittsburgh’s Management Program for Executives in October 1987. Mr. Wilkins is a member of the Audit and Compensation Committees of the Board of Directors.

Continuing directors whose terms expire in 2005 (Class I Directors):

Thomas M. Bloch Director since 2000 Age 50	Mr. Bloch has served since January 2000 as Vice Chairman of the University Academy, an urban college preparatory charter school that he co-founded in Kansas City, Missouri and as an educator with the University Academy since August 2000. He also served as President of the Youth Service Alliance of Greater Kansas City since July 1999. Mr. Bloch served as an educator with St. Francis Xavier School from October 1995 until August 2000. Prior to changing careers, Mr. Bloch had a 19-year career with the H&R Block organization, resigning as President and Chief Executive Officer of the Company in 1995. He is also a director of Generali USA Life Reassurance Company. Mr. Bloch graduated from Claremont McKenna College in Claremont, California in 1976. He is a member of the Executive and Finance Committees of the Board of Directors.

Mark A. Ernst Director since 1999 Age 46	Mr. Ernst has served as Chairman of the Board of the Company since September 2002, Chief Executive Officer of the Company since January 2001 and as President of the Company since September 1999. He served as Chief Operating Officer of the Company from September 1998 through December 2000 and as Executive Vice President of the Company from September 1998 until September 1999. Prior to joining the Company, Mr. Ernst served as Senior Vice President, Third Party and International Distribution and Senior Vice President, Workplace Financial Services of American Express Company, a diversified financial services company, Minneapolis, Minnesota, from July 1997 through June 1998 and November 1995 through July 1997, respectively. Mr. Ernst is also a director of Great Plains Energy, Inc. and Knight-Ridder, Inc. He received a Master of Business Administration with an emphasis in finance and economics from the University of Chicago and an undergraduate degree in accounting and finance from Drake University. He is a Certified Public Accountant. Mr. Ernst is a member of the Executive Committee of the Board of Directors.

Tom D. Seip Director since 2001 Age 54	Mr. Seip currently serves as managing partner of Seip Investments LP and the managing member of Too Much Stuff LLC and Ridgefield Farm LLC, private investment vehicles. He served as the President, Chief Executive Officer and director of Westaff, Inc., Walnut Creek, California, a temporary staffing services company, from May 2001 until January 2002. Mr. Seip was employed by Charles Schwab & Co., Inc., San Francisco, California, from January 1983 until June 1998 in various positions, including Chief Executive Officer of Charles Schwab Investment Management, Inc. from 1997 until June 1998 and Executive Vice President – Retail Brokerage from 1994 until 1997. Mr. Seip is also a trustee of the Neuberger Berman Mutual Funds, New York. He received a Bachelor of Arts degree from Pennsylvania State University and participated in the Doctoral Program in Developmental Psychology at the University of Michigan. Mr. Seip is a member of the Compensation, Finance and Governance and Nominating Committees of the Board of Directors.
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H&R BLOCK – Proxy Statement

Continuing directors whose terms expire in 2006 (Class II Directors):

G. Kenneth Baum Director since 1961 Age 74	Mr. Baum has served as the Chairman of George K. Baum Group, Inc., an investment company, Kansas City, Missouri, since April 1994. Mr. Baum joined the firm of George K. Baum & Company, a regional investment banking firm, in 1952 and was President of that organization from 1957 until 1982 when he was elected to Chairman of the Board, serving in that capacity until April 1994. Mr. Baum graduated from Carleton College, Northfield, Minnesota in 1952 with a Bachelor of Arts degree in history. He currently serves as a director of Interstate Bakeries Corporation. Mr. Baum is Chairman of the Finance Committee of the Board of Directors and is a member of the Executive and Governance and Nominating Committees.

Henry F. Frigon Director since 1992 Age 69	Mr. Frigon has served as the Chairman of the Board of CARSTAR, Inc., Overland Park, Kansas, since July 1998. He served as Chief Executive Officer of CARSTAR, Inc. from July 1998 until February 2001. Mr. Frigon retired from Hallmark Cards, Inc., Kansas City, Missouri in 1994 where he served as Executive Vice President, Corporate Development & Strategy, and Chief Financial Officer, as well as being a member of its Board of Directors from 1990 until December 1994. Prior to joining Hallmark, Mr. Frigon served as the President and Chief Executive Officer of BATUS, Inc., where he was responsible for the company’s extensive U.S. holdings in retailing, financial services, tobacco and paper. His previous business experience covers a variety of operating, management and board positions with companies such as Masco Corporation, General Housewares, General Foods Corporation and Chase Manhattan Bank. Mr. Frigon received a bachelor’s degree in engineering from Tufts University in 1957 and a Master of Business Administration from New York University in 1961. He also attended Wharton Graduate School at the University of Pennsylvania and completed the Advanced Management Program at Harvard Business School. Mr. Frigon is also a director of Buckeye Technologies, Inc., Dimon, Inc., Packaging Corporation of America, Sypris Solutions, Inc. and Tuesday Morning Corporation. Mr. Frigon is a member of the Compensation and Finance Committees of the Board of Directors.

Roger W. Hale Director since 1991 Age 61	Mr. Hale served as Chairman and Chief Executive Officer of LG&E Energy Corporation, a diversified energy services company headquartered in Louisville, Kentucky, from August 1990 until retiring in April 2001. Prior to joining LG&E, he was Executive Vice President of BellSouth Corporation, a communications services company in Atlanta, Georgia. From 1966 to 1986, Mr. Hale held several executive positions with AT&T Co., a communications services company, including Vice President, Southern Region from 1983 to 1986. He received a Bachelor of Arts degree from the University of Maryland in 1965 and a Master of Science in Management from the Massachusetts Institute of Technology, Sloan School of Management in 1979. Mr. Hale is also a director of Ashland, Inc., where he serves on the Audit and Public Policy and Environmental Committees. Mr. Hale is Chairman of the Governance and Nominating Committee of the Board of Directors and a member of the Audit and Executive Committees.

Additional Information Concerning the Board of Directors

Board of Directors’ Meetings and Committees

The Board of Directors is responsible for managing the property and business affairs of the Company. The Board of Directors reviews significant developments affecting the Company and acts on matters requiring Board approval. During the 2004 fiscal year, the Board of Directors held eight meetings and the standing Board committees held 22 meetings. Each of the incumbent directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board held during the time in which he or she served as a director in such year and (2) the total number of meetings of the Board committees on which he or she served that were held during the time in which he or she served on such committees in such year, except for Mr. Wilkins who attended a combined total of 72% of the meetings due to scheduling conflicts. The Company has adjusted its schedule of regular Board and Committee meetings in fiscal year 2005 to reduce such scheduling conflicts.
   The standing committees of the Board include the Executive Committee, the Audit Committee, the Compensation Committee,
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Proxy Statement – H&R BLOCK

the Finance Committee and the Governance and Nominating Committee. Set forth below is a description of the duties of each committee and its members.
   The Executive Committee, whose members are Mr. Smith (Chairman), Ms. Ecton and Messrs. Baum, Bloch, Ernst and Hale, held no meetings during fiscal year 2004. The primary function of the Executive Committee is to control and manage, between meetings of the Board, the property and business of the Company in all matters in which exclusive authority has not been given to the entire Board of Directors or in which specific direction has not been given by the Board.
   The Audit Committee, whose members are Ms. Ecton (Chairman) and Messrs. Hale, Smith and Wilkins, held 11 meetings during the 2004 fiscal year. All of the members of the Audit Committee are independent under the New York Stock Exchange’s listing standards and the Board’s Director Independence Standards. The Board has determined that each of Ms. Ecton, Mr. Hale, Mr. Smith and Mr. Wilkins is an audit committee financial expert, pursuant to the criteria prescribed by the Securities and Exchange Commission. The Board adopted a revised written charter for the Audit Committee in March 2003, a copy of which is available on the Company’s website at www.hrblock.com under the tab “Our Company” and then under the heading “Investors – Governance Documents.” The functions of the Committee are described in the Audit Committee Charter and include making recommendations to the Board of Directors with respect to the appointment of the Company’s independent accountants, evaluating the independence and performance of such accountants, reviewing the scope of the annual audit, and reviewing and discussing with management and the independent accountants the audited financial statements and accounting principles. See the “Audit Committee Report” beginning on page 18.
   The Compensation Committee, whose members are Messrs. Smith (Chairman), Frigon, Seip and Wilkins held five meetings during fiscal year 2004. The functions of the Committee primarily include reviewing the compensation of the executive officers of the Company and its subsidiaries, recommending to the Board of Directors the salaries and any bonus or cash incentive plans for such executive officers, and administering the Company’s long-term incentive compensation plans. The Board adopted a revised written charter for the Compensation Committee in March 2003, a copy of which is available on the Company’s website at www.hrblock.com under the tab “Our Company” and then under the heading “Investors – Governance Documents.” All of the members of the Compensation Committee are independent under the New York Stock Exchange’s listing standards and the Board’s Director Independence Standards. See the “Compensation Committee Report on Executive Compensation” beginning on page 23.
   The Finance Committee, whose members are Messrs. Baum (Chairman), Bloch, Frigon and Seip, held three meetings during the 2004 fiscal year. The primary duties of the Finance Committee are to provide advice to management and the Board of Directors concerning the financial structure of the Company, the funding of the operations of the Company and its subsidiaries, the investment of Company funds, determining appropriate areas of business development and expansion and developing acquisition and divestiture strategies.
   The Governance and Nominating Committee, whose members are Mr. Hale (Chairman), Ms. Ecton and Messrs. Baum and Seip, held three meetings during the 2004 fiscal year. The Governance and Nominating Committee is responsible for corporate governance matters, the initiation of nominations for election as a director of the Company, the evaluation of the performance of the Board of Directors, and the determination of compensation of outside directors of the Company. The Board adopted a revised written charter for the Governance and Nominating Committee in March 2004, a copy of which is available on the Company’s website at www.hrblock.com under the tab “Our Company” and then under the heading “Investors – Governance Documents.” All of the members of the Governance and Nominating Committee are independent under the New York Stock Exchange’s listing standards and the Board’s Director Independence Standards.

Director’s Compensation

Directors, excluding those who are employed by the Company or its subsidiaries, received an annual director’s fee of $30,000, meeting fees of $2,000 for each Board meeting attended, committee chairman fees of $2,000 for each committee meeting that they chair, and meeting fees of $1,200 for each committee meeting attended in a capacity other than as chairman. In addition, the chairman of the audit committee receives an annual committee chairman’s fee of $5,000. Beginning with the annual installment payable on June 1, 2004, the Board approved an increase in the annual director’s fee for non-employee directors from $30,000 to $40,000. All other fees paid will remain the same. In accordance with the provisions of the H&R Block Deferred Compensation Plan for Directors, as amended, eligible non-employee directors may defer receipt of their retainers and/or meeting fees. Deferrals are placed in an account maintained by the Company for each director and such deferrals are fully vested at all times. Gains or losses are posted to each account in accordance with the participant’s selection among fixed rate, variable rate and Company Common Stock investment
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H&R BLOCK – Proxy Statement

alternatives. Payment of benefits occurs in cash upon termination of the participant’s services as a director or upon his or her death. The account balance is generally paid out in approximately equal monthly installments over a 10-year period after the occurrence of the event which results in the benefit distribution.
   Pursuant to the H&R Block Stock Plan for Non-Employee Directors, eligible non-employee directors have the opportunity to receive payment of their retainers and/or meeting fees on a deferred basis in shares of Common Stock of the Company. The retainers and/or fees are initially paid in the form of stock units. The stock units in the directors’ accounts are fully vested at all times. Payment of the stock units must be deferred at least one year after the year such units are credited and the director shall select the date of payment, which may be upon termination of service as a director. The maximum number of shares of Common Stock that may be issued under the Stock Plan is currently 600,000 shares.
   The 1989 Stock Option Plan for Outside Directors, as amended, provides for the grant of stock options to directors of the Company who are not employees of the Company or any of its subsidiaries. The Plan specifies that nonqualified stock options are to be automatically granted to outside directors of the Company serving as such on June 30 of each year in which the Plan is in effect. Effective June 30, 2002, each stock option granted to an outside director of the Company pursuant to the Plan is for 4,000 shares of the Company’s Common Stock, and the purchase price per share is equal to the last reported sale price for the Common Stock on the New York Stock Exchange on the date of grant. The maximum number of shares of Common Stock as to which options may be granted under the Plan is 800,000.
   Options for 4,000 shares each, with an option price of $43.25 per share, were granted to Ms. Ecton and Messrs. Baum, Bloch, Frigon, Hale, Seip, Smith and Wilkins on June 30, 2003. The outstanding stock options may not be exercised until at least one year after the date of grant, and then may be exercised only in increments in any one year of up to one-third of the aggregate number of shares subject to the option. Vesting is accelerated in the event of death, retirement or removal as a director without cause. Beginning with the grant on June 30, 2004, options will be fully vested and immediately exercisable as of date of grant. All outstanding options expire ten years after the date of grant.
   The Company also offers to its non-employee directors free income tax return preparation services at an H&R Block office of their choice and free business travel insurance in connection with Company-related travel.

Corporate Governance

Our Board of Directors has adopted and operated under, Corporate Governance Guidelines (the “Guidelines”) to assist the Board in exercising its responsibilities. The Guidelines reflect the Board’s commitment to monitor the effectiveness of policy and decision-making both at the Board level and management level, with a view to enhancing shareholder value over the long term. The Guidelines also assure that the Board will have the necessary authority and practices in place to review and evaluate the Company’s business operations as needed and to make decisions that are independent of the Company’s management. The Guidelines are not intended to be a static statement of the Company’s policies, principles and guidelines, but are subject to continual assessment and refinement as the Board may determine advisable or necessary in the view of the best interests of the Company and its shareholders. A copy of the Guidelines is available on the Company’s website at www.hrblock.com under the tab “Our Company” and then under the heading “Investors – Governance Documents.”
   The Guidelines also provide that a non-employee director may be appointed as the “Presiding Director” of the Board. The Presiding Director (Louis W. Smith) leads executive sessions of the non-employee directors at meetings that are held prior to each regular meeting of the Board. In addition, the Presiding Director may call executive sessions as deemed necessary.
   As further described in the Guidelines, the Board believes that a substantial majority of the Board should consist of directors who are independent under the New York Stock Exchange’s listing standards. As described below, seven of the Board’s nine directors are independent directors within the meaning of the Board’s Director Independence Standards and the New York Stock Exchange’s listing standards.
   The New York Stock Exchange’s listing standards provide that a director does not qualify as independent unless the Board affirmatively determines that the director has no material relationship with the Company. The listing standards permit the Board to adopt and disclose standards to assist the Board in making determinations of independence. Accordingly, the Board has adopted Director Independence Standards (attached as Appendix A to this proxy statement) to assist the Board in determining whether a director has a material relationship with the Company. The Director Independence Standards also are available on the Company’s website at www.hrblock.com under the tab “Our Company” and then under the heading “Investors – Governance Documents.”
   In June 2004, the Board conducted an evaluation of director independence, based on the Director Independence Standards and the New York Stock Exchange’s listing standards. In
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connection with this review, the Board evaluated commercial, charitable, consulting, familial and other relationships with each director or immediate family members and their related interest to the Company and its subsidiaries. As a result of this evaluation, the Board affirmatively determined that each Ms. Ecton and Messrs. Baum, Frigon, Hale, Seip, Smith and Wilkins are independent directors.
   Finally, all directors, officers and employees of the Company must act ethically and in accordance with the policies comprising the H&R Block Code of Business Ethics and Conduct (the “Code”). The Code includes guidelines relating to the ethical handling of actual or potential conflicts of interest, compliance with laws, accurate financial reporting and procedures for promoting compliance with, and reporting violations of, the Code. The Code is available on the Company’s website under the tab “Our Company” and then under the heading “Investors – Governance Documents.” As permitted by applicable law, the Company intends to post at this location on our website any amendments to the Code, or any waiver from a provision of the Code, that applies to the Company’s Chief Executive Officer, Chief Financial Officer or Principal Accounting Officer.

Director Nomination Process

The entire Board of Directors is responsible for nominating members for election to the Board and for filling vacancies on the Board that may occur between annual meetings of the shareholders. The Governance and Nominating Committee is responsible for identifying, screening and recommending candidates to the entire Board for Board membership. The Governance and Nominating Committee works with the Board to determine the appropriate characteristics, skills and experience for the Board as a whole and its individual members. In evaluating the suitability of individual Board members, the Board takes into account many factors such as general understanding of various business disciplines (e.g., marketing, finance, information technology), the Company’s business environment, educational and professional background, analytical ability and willingness to devote adequate time to Board duties. The Board evaluates each individual in the context of the Board as a whole with the objective of retaining a group with diverse and relevant experience that can best perpetuate the Company’s success and represent shareholder interests through sound judgment.
   The Governance and Nominating Committee may seek the input of the other members of the Board and management in identifying candidates that are consistent with the criteria outlined above. In addition, the Governance and Nominating Committee may use the services of consultants or a search firm. The Committee will consider recommendations by the Company’s shareholders of qualified director candidates for possible nomination by the Board. Shareholders may recommend qualified director candidates by writing to the Company’s Corporate Secretary, at our offices at 4400 Main Street, Kansas City, Missouri 64111. Submissions should include information regarding a candidate’s background, qualifications, experience, and willingness to serve as a director. Based on preliminary assessment of a candidate’s qualifications, the Governance and Nominating Committee may conduct interviews with the candidate and request additional information from the candidate. The Committee uses the same process for evaluating all nominees, including those recommended by shareholders. In addition, the Company’s bylaws contain specific conditions under which persons may be nominated directly by shareholders. The provisions include the condition that shareholders comply with the advance notice time requirements outlined in the “Shareholder Proposals and Nominations” section of this Proxy Statement.

Shareholder Communications with the Board

Shareholders wishing to communicate with the Board of Directors, the non-management directors, or with an individual Board member concerning the Company may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing to the correspondence to: Office of the Chief Legal Officer, H&R Block, Inc., 4400 Main Street, Kansas City, Missouri 64111. The envelope should indicate that it contains a shareholder communication. All such shareholder communications will be forwarded to the director or directors to whom the communication is addressed.

Director Attendance at Annual Meetings

Although the Company has no specific policy regarding director attendance at its Annual Meeting of Shareholders, all directors are encouraged to attend. Board and Committee meetings are held immediately preceding and following the Annual Meeting of Shareholders, with directors attending the Annual Meeting. Eight of nine directors attended last year’s Annual Meeting of Shareholders.

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H&R BLOCK – Proxy Statement

ITEM 2 ON FORM OF PROXY

Approval of an Amendment to the Company’s Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock

Description of the Proposed Amendment

The Board of Directors has determined that it is advisable to amend the Company’s Amended and Restated Articles of Incorporation (the “Articles”). On June 9, 2004, the Board of Directors approved a proposed amendment to the Articles (the “Amendment”) to increase the number of shares of Common Stock, without par value, authorized for issuance from 500,000,000 to 800,000,000.
   The Board believes that an increase in the number of authorized shares is in the best interests of the Company and its shareholders so that the Company maintains an adequate reserve of authorized but unissued shares. Such reserve of shares may be used for the purposes described below.
   The Board has directed that the Amendment be submitted to the shareholders for their consideration and approval.

Reasons for the Proposed Amendment

The number of authorized shares of Common Stock of the Company has remained at 500,000,000 since 2001. Of the 500,000,000 currently authorized shares of Common Stock, as of April 30, 2004, 173,096,270 shares were outstanding, 44,849,128 were held as treasury shares and 33,900,614 shares were reserved for issuance under various stock option plans and other stock-related incentive plans.
   Although the Company has no specific plans to use the additional authorized shares of Common Stock, the Company’s Board of Directors believes that it is prudent to increase the number of authorized shares of Common Stock to the proposed level to provide a reserve of shares for issuance in connection with possible stock splits or stock dividends should the Board of Directors determine that it would be desirable to facilitate a broader base of shareholders. The Amendment will also provide flexibility with respect to other matters such as financings, corporate mergers, acquisitions of property, shareholder rights plans, establishing strategic relationships with corporate partners, employee benefit plans and other general corporate purposes. Currently there are no definite plans, agreements or arrangements in place requiring the utilization of these additional shares for future stock dividends or splits, financing and acquisition transactions, employee benefit plans or other general corporate purposes. Having such additional authorized Common Stock available for issuance in the future would, however, allow the Board of Directors to issue shares of Common Stock without the delay and expense associated with seeking shareholder approval at a special shareholders’ meeting. Elimination of such delays and expense occasioned by the necessity of obtaining shareholder approval will better enable the Company, among other things, to take advantage of changing market and financial conditions.
   The additional Common Stock to be authorized by adoption of the Amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed Amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company’s Common Stock outstanding. Any future issuance of Common Stock will be subject to the rights of holders of any outstanding shares of any Preferred Stock that the Company may issue in the future.

Possible Effects of the Amendment

If the proposed Amendment is approved, the Board of Directors may cause the issuance of additional shares of Common Stock without further vote of the shareholders of the Company, except as may be required by applicable laws or under the rules of any national securities exchange on which shares of Common Stock of the Company are then listed. Current holders of Common Stock have no preemptive or like rights, which means that current shareholders do not have a prior right to purchase any new issue of stock of the Company to maintain their proportionate ownership interests. The authorization of additional shares of Common Stock may also dilute the voting power of currently outstanding shares and reduce the portion of dividends and liquidation proceeds available to the holders of currently outstanding stock.
   In addition, the Board of Directors could use authorized but unissued shares to create or maintain impediments to a takeover or a transfer of control of the Company. For example, the proposed increase in authorized shares would maintain, in the event of a stock split, a sufficient number of shares of Common Stock for the Company to exchange Common Stock for rights under the Rights Plan (described below), or provide a substantial base of shares of Common Stock to enable holders of rights to
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purchase such Common Stock under such plan upon the exercise of rights. Accordingly, the increase in the number of authorized shares of Common Stock may deter a future takeover attempt which holders of Common Stock may deem to be in their best interest or in which holders of Common Stock may be offered a premium for their shares over the market price.
   The Board of Directors is not currently aware of any attempt to takeover or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed Amendment is not prompted by any specific effort or takeover threat currently perceived by management. Moreover, management does not currently intend to propose additional anti-takeover measures in the foreseeable future.

Corporate Action Regarding Takeover Attempts

The Rights Plan is intended to deter coercive or unfair takeover tactics and to prevent a potential acquiror from gaining control of the Company without offering a fair price to all of the Company’s stockholders. The plan provides a strong incentive for anyone interested in acquiring the Company to negotiate directly with the Board of Directors. Under the Rights Plan adopted in July 1998, a dividend of one right (a “Right”) per share was declared and paid on each share of the Company’s Common Stock outstanding on July 25, 1998. Rights automatically attach to shares issued after such date.
   Under the Rights Plan, a Right becomes exercisable when a person or group of persons acquires beneficial ownership of 15% or more of the outstanding shares of the Company’s Common Stock without the prior written approval of the Company’s Board of Directors (an “Unapproved Stock Acquisition”), and at the close of business on the tenth business day following the commencement of, or the public announcement of an intent to commence, a tender offer that would result in an Unapproved Stock Acquisition. The Company may, prior to any Unapproved Stock Acquisition, amend the plan to lower such 15% threshold to not less than the greater of (1) any percentage greater than the largest percentage of beneficial ownership by any person or group of persons then known by the Company, or (2) 10% (in which case the acquisition of such lower percentage of beneficial ownership then constitutes an Unapproved Stock Acquisition and the Rights become exercisable). When exercisable, the registered holder of each Right may purchase from the Company one two-hundredths of a share of a class of the Company’s Participating Preferred Stock, without par value at a price of $107.50, subject to adjustment. The registered holder of each Right then also has the right (the “Subscription Right”) to purchase for the exercise price of the Right, in lieu of shares of Participating Preferred Stock, a number of shares of the Company’s Common Stock having a market value equal to twice the exercise price of the Right. Following an Unapproved Stock Acquisition, if the Company is involved in a merger, or 50% or more of the Company’s assets or earning power are sold, the registered holder of each Right has the right (the “Merger Right”) to purchase for the exercise price of the Right a number of shares of the common stock of the surviving or purchasing company having a market value equal to twice the exercise price of the Right.
   After an Unapproved Stock Acquisition, but before any person or group of persons acquires 50% or more of the outstanding shares of the Company’s Common Stock, the Board of Directors may exchange all or part of the then outstanding and exercisable Rights for Common Stock at an exchange ratio of one share of Common Stock per Right (the “Exchange”). Upon any such Exchange, the right of any holder to exercise a Right terminates. Upon the occurrence of any event giving rise to the exercisability of the Subscription Right or the Merger Right or the ability of the Board of Directors to effect the Exchange, the Rights held by the acquiring person or group under the new plan will become void as they relate to the Subscription Right, the Merger Right or the Exchange.
   The Company may redeem the Rights under the Rights Plan at a price of $.000625 per Right at any time prior to the earlier of (i) an Unapproved Stock Acquisition or (ii) the expiration of the rights. The Rights under the plan will expire on March 25, 2008, unless extended by the Board of Directors. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including the right to vote or receive dividends. Issuance of the Rights alone has no dilutive effect and does not affect reported net earnings per share.
   The Company’s Articles of Incorporation also contain provisions designed to apply in the event of takeover attempts. The general purpose of such provisions is to ameliorate the time constraints and pressure tactics often associated with takeover attempts and to encourage potential takeover bidders to seek approval of the Board prior to attempting a takeover. Certain business transactions between the Company and a person or entity owning more than 15% of the Company’s outstanding voting stock require approval of the holders of 80% of the Company’s outstanding voting stock. Such business transactions include (a) a merger or consolidation involving the Company or any of its subsidiary corporations; (b) the sale or exchange of more than 20% of the assets of the Company or 20% of the assets of any of its subsidiary corporations; (c) the issuance, transfer or other disposition of any securities of the Company or any of its subsidiary corporations; (d) any recapitalization or reclassification of securities of the Company; and (e) any
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liquidation, spin-off or other dissolution of the Company. Approval by 80% of the shareholders is not necessary when certain procedural and price safeguards designed to protect all of the Company’s shareholders are observed or when the business transaction receives the approval of two-thirds of the directors. The Articles authorize the issuance of up to 6,000,000 shares of Preferred Stock on such terms as may be determined by the Board. The Articles provide for a classified board of directors in order to extend the time necessary to elect a majority of the Board. The entire Board may not be removed except by the affirmative vote of 80% of each class of stock of the Company entitled to elect directors. Shareholders’ meetings may be called only by the holders of at least 80% of the stock of the Company, a majority of the Board of Directors, the Chairman of the Board or the President. The foregoing Article provisions may not be amended or repealed except upon the approval of 80% of the stock of the Company, unless at least 80% of the members of the Board recommend such a change.
   The affirmative vote of the holders of a majority of the Company’s outstanding shares of Common Stock entitled to vote at the annual meeting is required to approve this proposal.
   THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND ARTICLE THREE OF THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 500,000,000 TO 800,000,000 SHARES, AND PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

ITEM 3 ON FORM OF PROXY

Approval of an Amendment to the 1989 Stock Option Plan for Outside Directors

Introduction

The 1989 Stock Option Plan for Outside Directors (the Plan, as amended, shall be referred to as the “Directors Plan”) was adopted by the Board of Directors of the Company on December 6, 1989. The Directors Plan was amended by the Board of Directors on June 19, 1991, and such Plan, as amended, was approved by the shareholders on September 11, 1991. At the annual meeting of shareholders held in September 1998, the shareholders approved an amendment to the Directors Plan that extended its term from December 4, 1999 to December 5, 2001 and increased from 2,000 to 3,000 the number of shares of Common Stock subject to an option automatically granted to each “Outside Director” on an annual basis. At the annual meeting of shareholders held in September, 2001, the shareholders approved an amendment to the Directors Plan that extended the expiration from December 5, 1999 to December 5, 2004, increased from 3,000 to 4,000 the number of shares of Common Stock subject to an option automatically granted to each “Outside Director” on an annual basis, and increased the maximum number of shares issuable from 300,000 to 500,000 (800,000 after adjusting for the 2-for-1 split of the Common Stock effective August 1, 2001). Unless extended, the Directors Plan will terminate on December 5, 2004, except as to the stock options then outstanding.
   The Board believes that the Directors Plan has been effective in attracting and retaining experienced and qualified Outside Directors (generally, those directors who are not employed by the Company or any of its subsidiaries) and in securing for the Company and its shareholders the benefits of stock ownership in the Company by those directors. The Board also believes that the continued services of qualified Outside Directors are essential to the sustained growth and progress of the Company and its subsidiaries, and that the options granted pursuant to the Directors Plan provide additional incentive for the Outside Directors to promote the Company’s success. The Board believes that it is in the Company’s best interest to adopt the proposed amendment to extend the Directors Plan for five years, such that it will terminate, unless further extended, on December 5, 2009.

Material Features of the Directors Plan

The material features of the Directors Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the Directors Plan, the full text of which (as proposed to be amended) is set forth as Appendix B to this proxy statement.
   Participation in the Plan. All Outside Directors of the Company and its subsidiaries are eligible to participate in the Directors Plan. As such, Ms. Ecton and Messrs. Baum, Bloch, Frigon, Hale, Seip, Smith, and Wilkins, as Outside Directors, each have a direct interest in the proposed amendments to the Directors Plan. Employees (including directors who are employees) of the Company or any subsidiary of the Company are not eligible to receive options under the Directors Plan. The Directors Plan provides that options are to be automatically granted to Outside Directors of the Company serving as such on the dates of grant specified in the Directors Plan. An Option Committee appointed by the Board of Directors of the Company
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to administer the Directors Plan, consisting only of directors who are not Outside Directors, has the authority under the Plan to grant stock options to such Outside Directors of subsidiaries of the Company (who are not also Outside Directors of the Company) as the Committee shall determine. There are currently eight Outside Directors of the Company.
   Administration of the Directors Plan. The Directors Plan is administered by the Option Committee of the Company’s Board of Directors, as described above. Mark A. Ernst serves as the sole member of the Option Committee. The Option Committee has the full power and authority to administer the Directors Plan, to interpret the provisions of the Directors Plan and to adopt rules and regulations for carrying out the Directors Plan and written policies for implementing the Plan. A majority of the Option Committee members shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be valid acts of the Option Committee. All Outside Directors shall be ineligible to vote upon any matter concerning the stock options.
   Types of Awards Under the Directors Plan. Stock options are the only awards available under the Directors Plan. Stock options granted or to be granted are nonqualified stock options and are not intended to be “incentive stock options,” as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended. A stock option to purchase an aggregate of 4,000 shares of Common Stock is granted on each June 30 in which the Directors Plan is in effect to each Outside Director of the Company serving as such on such date of grant. The Option Committee may, in the exercise of its sole and absolute discretion during the continuance of the Directors Plan, determine which Outside Directors of any subsidiary of the Company shall be granted stock options, as well as the date of grant and the size of stock options to be granted to any such Outside Directors of the Company’s subsidiaries.
   The purchase price per share of Common Stock under each stock option shall be equal to the last reported sales price for the Common Stock on the New York Stock Exchange on the date of the grant of such stock option. If the date of grant falls on a non-business day, the stock option price will be equal to the last reported sales price for the Common Stock on the next preceding business day on which the stock is quoted. The closing price per share for the Company’s Common Stock on the New York Stock Exchange on June 30, 2004, was $xx.xx. All stock options shall expire as to all of their unexercised shares ten years after the date of grant.
   The Option Committee may determine that all or a portion of any stock option granted under the Directors Plan shall be vested at such times and upon such terms as may be selected by it. Subject to certain exceptions, the outstanding options may not be exercised until at least one year after the date of grant, and then may be exercised only in increments in any one year of up to one-third of the aggregate number of shares subject to the option. Beginning with the grant scheduled for June 30, 2004, options will be fully vested and immediately exercisable as of date of grant. Each stock option is exercisable by payment of the exercise price in cash, by delivery of Common Stock having a market value equal to the aggregate option price or by a combination of payment of cash and delivery of Common Stock.
   The Option Committee may require that a recipient of a stock option under the Plan be an Outside Director at the time a stock option is exercised or may establish other provisions concerning the termination or disposition of a stock option on the death or retirement of its recipient.
   Options Granted to Outside Directors Under the Directors Plan. In accordance with the provisions of the Directors Plan, on June 30, 2003, an automatic grant of a stock option for 4,000 shares of Common Stock with an exercise price per share equal to $43.25 was awarded to each of Ms. Ecton and Messrs. Baum, Bloch, Frigon, Hale, Seip, Smith and Wilkins. On June 30, 2004, an automatic grant of a stock option for 4,000 shares of Common Stock with an exercise price per share equal to $47.68 was awarded to each of Ms. Ecton and Messrs. Baum, Bloch, Frigon, Hale, Seip, Smith, and Wilkins. None of the executive officers listed on the Summary Compensation Table and no employees of the Company or its subsidiaries are eligible for stock option grants under the Directors Plan.
   Shares of Common Stock Issuable Under the Directors Plan. The aggregate number of shares of Common Stock that may be issued under the Directors Plan may not exceed 800,000 shares, provided that such aggregate number may be adjusted for any stock split, stock dividend, recapitalization, or similar transaction.
   Non-Alienation. Stock options granted pursuant to the Directors Plan are not assignable or transferable by the recipient other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.
   Anti-Dilution Protection. Shares subject to outstanding options are subject to anti-dilution protection. In the event of any change in the capital structure of the Company, including, but not limited, to a change resulting from a stock dividend or stock split, the Board of Directors of the Company shall make equitable adjustments with respect to stock options or any provisions of the Directors Plan as it deems necessary or appropriate. If the Company becomes a party to a corporate merger, consolidation, reorganization or liquidation, the Board shall make such binding
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H&R BLOCK – Proxy Statement

arrangements it deems advisable with respect to the outstanding options, including, but not limited to, the substitution of new stock for any stock options then outstanding, the assumption of such stock options and the termination of or payment for such stock options.
   Termination or Amendment of the Directors Plan. The Board of Directors of the Company has the right to amend, modify, supplement, suspend or terminate the Directors Plan, provided that no amendment, supplement, modification, suspension or termination in any manner affects any stock options theretofore granted under the Plan without the consent of the recipient thereof. The Directors Plan may not be amended to increase the aggregate number of shares of Common Stock that may be issued under the Directors Plan (unless such increase is a result of a change in the capital structure of the Company), change the termination date of the Plan, or delete or amend the provisions in the Plan relating to the establishment of the stock option price without the prior approval of the holders of a majority of the outstanding shares of Common Stock represented at a meeting of shareholders. The Plan provisions relating to the prescribed stock options for Outside Directors of the Company and the stock option price may not be amended more than once every six months. Unless the Directors Plan is amended as proposed, stock options may be granted in accordance with the terms of the Plan until December 5, 2004, on which date the Plan will terminate except as to stock options then outstanding, which stock options shall remain in effect until they have expired according to their terms.

Federal Income Tax Consequences

The federal income tax consequences of the Directors Plan and the options granted thereunder are as described below. The following information is not a definitive explanation of the tax consequences of the options. Recipients should consult their own tax advisors with respect to the tax consequences inherent in the ownership and/or exercise of the options, and the ownership and disposition of the underlying securities.
   The recipient of stock options under the Directors Plan will not recognize any income for federal income tax purposes on the grant of the nonqualified option. Generally, on the exercise of the option, the optionee will recognize taxable ordinary income equal to the difference between the option price of the shares and the fair market value of the shares on the exercise date. The Company generally will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the optionee. Upon disposition of the shares purchased pursuant to the stock option, the optionee will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis will include the amount previously recognized by the optionee as ordinary income.

Effective Date and Vote Required

The amendment to the Directors Plan shall be effective immediately on the date of their approval by the shareholders of the Company. If the amendment is not approved by such shareholders, the Directors Plan will remain in effect as it currently exists until its expiration date.
   The affirmative vote of the holders of a majority of the shares of Common Stock represented and entitled to vote on this proposal at the annual meeting of shareholders will constitute approval of the amendment to the Directors Plan.
   THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDMENT TO THE 1989 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

ITEM 4 ON FORM OF PROXY

Approval of Amendments to the 1999 Stock Option Plan for Seasonal Employees

Introduction

The Company has since 1969 offered a stock option program to the seasonal employees of its income tax services business. The Company’s Board of Directors adopted the 1999 Stock Option Plan for Seasonal Employees (the Plan, as amended, shall be referred to as the “Seasonal Plan”) in March 1999, and the shareholders approved the Plan in September 1999.
   Currently, stock options may be granted in accordance with the terms of the Seasonal Plan until December 31, 2004, on which date the Plan will terminate except as to stock options then outstanding, which stock options will remain in effect until they have expired according to their terms. The original termination date of the Seasonal Plan was December 31, 2002. At the Company’s annual meeting of shareholders held on September 12, 2001, the shareholders approved an amendment to the Seasonal Plan to extend until December 31, 2004.
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   The Seasonal Plan currently provides that the aggregate number of shares of Common Stock that may be issued under the Plan may not exceed 20,000,000 shares, provided that such aggregated number shall be adjusted for any stock split, stock dividend, recapitalization or similar transaction. The Seasonal Plan originally provided that the aggregate number of shares of Common Stock that may be issued under the Plan may not exceed 6,000,000 and also provided that such aggregate number would be adjusted for any stock split, stock dividend, recapitalization or similar transaction. In accordance with such provision, the original aggregate number of shares was doubled to 12,000,000 shares on August 1, 2001, as a result of the two-for-one split of the Common Stock effected on that date. At the Company’s annual meeting of shareholders held on September 12, 2001, the shareholders approved an amendment to the Seasonal Plan to increase the aggregate number of shares of Common Stock for which options may be granted by 8,000,000 shares (from 12,000,000 to 20,000,000 shares).
   As of April 30, 2004, approximately 5,431,475 shares remained available for issuance under the Seasonal Plan. With grants of options for 2,509,295 on June 30, 2004, there will be an insufficient number of shares of Common Stock authorized under the Seasonal Plan to permit the grant of options through the amended termination date of December 31, 2006. Accordingly, the Board has approved amendments to the Seasonal Plan, subject to approval of the shareholders of the Company to (i) extend the Seasonal Plan for an additional two years, until December 31, 2006, and (ii) to increase the number of authorized shares thereunder by 3,000,000 shares (from 20,000,000 to 23,000,000).
   The Seasonal Plan is intended to reward performance, encourage retention and instill loyalty in the seasonal tax associates who are vital to this segment of the Company’s business. The Board believes that a substantial majority of seasonal associates perceive a seasonal stock option plan as a valuable benefit, that such a plan has in fact proven to be a valuable tool in retaining seasonal associates, and that it is important to continue this incentive. The Board believes that it is in the best interests of the Company to adopt the proposed amendments to (a) extend the Seasonal Plan for two years, such that it will terminate, unless further extended, on December 31, 2006, and (b) increase the maximum number of shares issuable under the Seasonal Plan by 3,000,000 shares.

Material Features of the Seasonal Plan

The material features of the Seasonal Plan, as amended, are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the Seasonal Plan, as amended, the full text of which is set forth as Appendix C to this proxy statement.
   Participation in and Awards Under the Seasonal Plan. Options to purchase the Company’s Common Stock are granted under the Seasonal Plan to “Eligible Seasonal Employees” of the direct and indirect, majority-owned subsidiaries of H&R Block Services, Inc., an indirect, wholly-owned subsidiary of the Company. Such subsidiaries are collectively referred to herein as “Tax Services.” Eligible Seasonal Employees are employees of Tax Services hired to perform jobs designated as seasonal jobs for limited periods of time during each year. Such employees must have adhered to the working hours agreed upon during the year. At the peak of the 2004 tax season, the Company employed approximately 96,000 Eligible Seasonal Employees. Officers and directors of H&R Block Services, Inc., Tax Services and the Company may not receive grants pursuant to the Seasonal Plan.
   On June 30 of each year that the Seasonal Plan is in effect, each Eligible Seasonal Employee who was employed by Tax Services either on the immediately preceding April 15 (or the next business day if it falls on a Saturday, Sunday or holiday) or for at least 100 working days during the 12-month period preceding such June 30 will receive an option to purchase shares of Common Stock of the Company as follows:

(1)	Each option granted on June 30, 1999 was for one share of Common Stock for each $100 of compensation earned during the preceding 12 months, provided that such compensation was $500 or more;
(2)	Each option granted on June 30 of each year that the Seasonal Plan is in effect after 1999 to a participant who was granted an option on June 30, 1999, is for one share of Common Stock for each $100 of compensation earned during the preceding 12 months, provided that such compensation is $4,000 or more; and
(3)	Each option granted on June 30 of each year that the Seasonal Plan is in effect after 1999 to a participant who was not granted an option on June 30, 1999, is for one share of Common Stock for each $200 of compensation earned during the preceding 12 months, provided that such compensation is $4,000 or more.
   If the Eligible Seasonal Employee does not earn the specified minimum compensation ($500 or $4,000, as the case may be), no option will be awarded. In all cases, the maximum annual grant is an option to purchase 100 shares of Common Stock. The purchase price per share of Common Stock under each stock option is equal to the last reported sales price for the Common Stock on the New York Stock Exchange on the date of the grant. If the date of grant falls on a non-business day, the stock option price will be equal to the last reported sales price on the next
15 –

H&R BLOCK – Proxy Statement

preceding business day on which the stock is quoted. Each option is exercisable only between the dates of September 1 through November 30 of either of the two calendar years immediately following the calendar year in which the option is granted, and then only if the optionee is an Eligible Seasonal Employee or a full-time employee of the Company or any of its subsidiaries, and if the compensation earned during the year of exercise is at least 50% of that earned during the year of the grant. An option may be exercised for less than the total number of shares covered thereby and, upon any exercise as to less than all shares covered by an option, the option terminates as to the balance of such shares.
   Administration of the Seasonal Plan. The Seasonal Plan is administered by the Compensation Committee of the Company’s Board of Directors. The Compensation Committee has the full power and authority to administer the Seasonal Plan, to interpret the provisions of the Seasonal Plan and to adopt rules and regulations for carrying out the Seasonal Plan and written policies for implementing the Seasonal Plan. A majority of the Compensation Committee members constitutes a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, are valid acts of the Compensation Committee.
   Options Granted or to be Granted Under the Seasonal Plan. The following table reports the options granted on June 30, 2002, June 30, 2003 and June 30, 2004 under the Seasonal Plan:

	Shares Subject	Number of
Date of Grant	to Options	Optionees	Price

June 30, 2002	2,415,320	36,543	$46.15
June 30, 2003	2,319,674	35,853	$43.25
June 30, 2004	2,509,295	40,042	$47.68

   If shareholders approve the amendments, stock options will automatically be awarded under the Seasonal Plan on June 30, 2005 to Eligible Seasonal Employees in accordance with the criteria set forth above under “Participation in and Awards under the Seasonal Plan.” It is not possible to state the number of options to be granted to any person or group or the number of shares to be subject to any such options. No options under the Seasonal Plan have been granted or will be granted to any executive officer, director or nominee for director of the Company.
   Shares of Common Stock Issuable Under the Seasonal Plan. The aggregate number of shares of Common Stock that may be issued under the Seasonal Plan may not exceed 20,000,000 shares, provided that such aggregate number may be adjusted for any stock split, stock dividend, recapitalization or similar transaction. Shares subject to options that expire or otherwise terminate unexercised may again be optioned by the Company during the life of the Seasonal Plan. If the amendments to the Seasonal Plan are adopted, the number of shares that may be issued thereunder will increase to 23,000,000 shares.
   Non-Alienation. Stock options granted pursuant to the Seasonal Plan are not assignable or transferable by the recipient, and terminate upon the recipient’s death.
   Anti-Dilution Protection. In the event a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other change in the corporate structure or capitalization affecting the Company’s capital stock shall occur, an appropriate adjustment shall be made in (a) the number of shares of stock available for options under the Seasonal Plan and subject to outstanding options, (b) the purchase price per share for each outstanding option, and (c) the method of participation as outlined under “Participation in and Awards under the Seasonal Plan,” provided that no adjustment shall be made to the methods of participation in the event of a stock dividend or stock split. Any adjustment to the Seasonal Plan shall be made by the Board of Directors and, when so made, shall be effective and binding for all purposes of the Seasonal Plan and of all options then outstanding.
   Termination or Amendment of the Seasonal Plan. The Board of Directors of the Company has the right to amend, modify, supplement, suspend or terminate the Seasonal Plan, provided that no amendment, supplement, modification, suspension or termination in any manner affects any stock options theretofore granted thereunder without the consent of the recipient thereof. The Seasonal Plan may not be amended to (i) increase the aggregate number of shares of Common Stock that may be issued (unless such increase is a result of a change in the capital structure of the Company), (ii) materially modify the requirements as to eligibility for participation in the Seasonal Plan, or (iii) materially increase the benefits accruing to participants under the Seasonal Plan. Unless the amendments are approved, the Seasonal Plan will terminate on December 31, 2004, if not terminated earlier by the Board of Directors.

Federal Income Tax Consequences

Federal income tax consequences of the Seasonal Plan and the options granted thereunder are as described below. The following information is not a definitive explanation of the tax consequences of the options. Recipients should consult their own tax advisors with respect to the tax consequences inherent in the ownership and/or exercise of the options, and the ownership and disposition of the underlying securities.
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Proxy Statement – H&R BLOCK

   The recipient of a stock option under the Seasonal Plan is not deemed to have received any income at the time the option is granted; however, the recipient will recognize taxable ordinary income in the year any part of the option is exercised in an amount equal to the excess of the fair market value of the shares on the exercise date over the option price of the shares. The Company generally will be entitled to a deduction for purposes of determining its corporate income tax obligations in an amount equal to the total amount of ordinary income recognized by the optionee. Upon disposition of the shares by the seasonal employee, the optionee will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes the amount previously recognized by the optionee as ordinary income.

Effective Date and Vote Required

The amendments shall become effective immediately upon the date of their approval by the shareholders. If the amendments are not approved, the Seasonal Plan will expire according to its terms on December 31, 2004.
   The affirmative vote of the holders of a majority of the shares of Common Stock represented and entitled to vote on this proposal at the annual meeting of shareholders will constitute approval of the amendments to the Seasonal Plan.
   THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDMENTS TO THE 1999 STOCK OPTION PLAN FOR SEASONAL EMPLOYEES, AND PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

ITEM 5 ON FORM OF PROXY

Ratification of Appointment of Independent Accountants
The Board of Directors has appointed KPMG LLP as independent accountants to audit the Company’s financial statements for the fiscal year ended April 30, 2005. A representative of KPMG LLP is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.
   On May 12, 2003 PricewaterhouseCoopers LLP (“PwC”) informed the Company that it declined to stand for re-election as the independent accountants for the Company upon completion of the audit of the Company’s financial statements for the fiscal year ended April 30, 2003 and services related thereto. On July 16, 2003, the Company filed its Annual Report on Form 10-K for the fiscal year ended April 30, 2003. In connection therewith PwC completed its audit of the Company’s financial statements. The reports of PwC on the financial statements for each the Company’s fiscal years ended April 30, 2003 and April 30, 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audit for each of the Company’s fiscal years ended April 30, 2003 and April 30, 2002, and through July 16, 2003, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements for such year and there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)). We requested that PwC furnish a letter addressed to the Securities and Exchange Commission stating whether or not PwC agreed with the above statements. A copy of such letter stating no disagreement with the above was included as Exhibit 16.1 to our amended Current Report on Form 8-K filed with the Securities and Exchange Commission on February 24, 2004.
   On July 10, 2003, the Board of Directors of the Company appointed and engaged KPMG LLP as its independent accountant for the fiscal year ended April 30, 2004. The ratification of such appointment was submitted to a vote of the shareholders of the Company at the annual meeting of shareholders on September 10, 2003. Prior to their appointment, the Company had not consulted with KPMG LLP during the last two fiscal years on (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or reportable event, as those terms are defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.
   PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG LLP IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.
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H&R BLOCK – Proxy Statement

Audit Committee Report
The Company’s management is responsible for the preparation of financial statements in accordance with generally accepted accounting principles and the financial reporting process, including the Company’s system of internal controls. The Company’s independent accountants are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity to accounting principles generally accepted in the United States. The Audit Committee of the Board of Directors, composed solely of independent directors, meets periodically with management, the independent accountants and the internal auditor to review matters relating to the Company’s financial statements, internal audit activities, internal accounting controls and non-audit services provided by the independent accountants.
   The Audit Committee has reviewed and discussed with management and KPMG LLP (“KPMG”), the Company’s independent accountants, the Company’s audited financial statements for the fiscal year ended April 30, 2004. The Audit Committee has also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 relating to communication with audit committees. In addition, the Audit Committee has received from KPMG the written disclosures and the letter required by Independence Standards Board No. 1 relating to independence discussions with audit committees; has discussed with KPMG their independence from the Company and its management; and has considered whether KPMG’s provision of non-audit services to the Company is compatible with maintaining the auditor’s independence.
   Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors of the Company, and the Board has approved, that the Company’s audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended April 30, 2004, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Donna R. Ecton, Chairman

Roger W. Hale
Louis W. Smith
Rayford Wilkins, Jr.

Audit Fees

The following table presents fees for professional services rendered by KPMG LLP for the audit of the Company’s annual financial statements for 2004 and for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Company’s annual financial statements for 2003, and fees billed for other services rendered by KPMG LLP and PwC for such years:

	Fiscal Year

	2004	2003

Audit fees	$2,121,275	$1,170,681
Audit-related fees	944,811	618,363
Tax fees	115,000	254,136
All other fees	345,000	131,302

Total fees	$3,526,086	$2,174,482

   Audit Fees consist of fees for professional services rendered for the audit of the Company’s financial statements and review of financial statements included in the Company’s quarterly reports and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.
   Audit-Related Fees are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.
   Tax Fees consist of fees for the preparation of original and amended tax returns, claims for refunds and tax payment-planning services for tax compliance, tax planning, tax consultation and tax advice.
   All other fees are fees billed for professional services that were not the result of an audit or review.
   The Audit Committee has adopted policies and procedures for pre-approving audit and non-audit services performed by the independent auditor so that the provision of such services does not impair the auditor’s independence. Under the Audit Committee’s pre-approval policy, the terms and fees of the annual audit engagement require specific Audit Committee approval. Other types of service are eligible for general pre-approval. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific Audit Committee pre-approval. In addition, any proposed services
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Proxy Statement – H&R BLOCK

exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.
   General pre-approval granted under the Audit Committee’s pre-approval policy, normally extends to the fiscal year next following the date of pre-approval. The Audit Committee reviews and pre-approves services that the independent auditor may provide without obtaining specific Audit Committee pre-approval on an annual basis and revises the list of general pre-approved services from time to time.
   In determining whether to pre-approve audit or non-audit services (regardless of whether such approval is general or specific pre-approval), the Audit Committee will consider whether such services are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole and no one factor should necessarily be determinative. The Audit Committee will also consider the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services. The Audit Committee may determine for each fiscal year the appropriate ratio between fees for Audit Services and fees for Audit-Related Services, Tax Services and All Other Services.
   The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. In no instance does the Audit Committee delegate to management its responsibilities to pre-approve services performed by the independent auditor.
   The Audit Committee has concluded that the provision of non-audit services provided to the Company by its independent accountant during the 2004 fiscal year was compatible with maintaining the independent accountant’s independence.

Equity Compensation Plans
The following table provides information about the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s existing equity compensation plans as of April 30, 2004. The Company currently has four stock-based compensation plans: the 2003 Long-Term Executive Compensation Plan, the 1989 Stock Option Plan for Outside Directors, the 1999 Stock Option Plan for Seasonal Employees, and the 2000 Employee Stock Purchase Plan. The shareholders have approved all of the Company’s stock-based compensation plans. The shareholders approved the 2003 Plan in September 2002 to replace the 1993 Long-Term Executive Compensation Plan, effective July 1, 2003. The 1993 Plan terminated at that time, except with respect to outstanding awards thereunder. The shareholders had approved the 1993 Plan in September 1993 to replace the 1984 Long-Term Executive Compensation Plan, which terminated at that time except with respect to outstanding options thereunder.

			Number of Securities Remaining Available
	Number of Securities to Be Issued	Weighted-Average Exercise Price	for Future Issuance Under Equity
	upon Exercise of Outstanding	of Outstanding Options,	Compensation Plans Excluding Securities
	Options, Warrants and Rights	Warrants and Rights	Reflected in Column (A)
Plan Category	(A)	(B)	(C)

Equity compensation plans approved by security holders	14,482,000	$35.86	9,880,000
Equity compensation plans not approved by security holders	0	0	0

Total	14,482,000	$35.86	9,880,000

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H&R BLOCK – Proxy Statement

Compensation of Executive Officers

Summary Compensation Table

The following table sets forth for the fiscal year ended April 30, 2004 and for the two previous fiscal years the annual, long-term and other compensation paid to the Chief Executive Officer of the Company serving as such during such year and to each of the four highest paid executive officers of the Company (other than the Chief Executive Officer) who was serving as an executive officer of the Company at the end of such year and one additional executive officer (Frank J. Cotroneo) who would have been included as one of the four highest paid executive officers, but for the fact that he was not serving as an executive officer as of April 30, 2004.

		Annual Compensation			Long-Term Compensation Awards

					Restricted

				Other Annual	Stock	Securities	LTIP	All Other
Name and Principal	Fiscal	Salary	Bonus	Compensation	Award(s)	Underlying	Payouts	Compensation
Position	Year	($)	($)	($)	($)(1)	Options (#)	($)	($)(2)

Mark A. Ernst,	2004	768,750	865,477	1,574	432,500	110,000	-0-	90,958
Chairman of the Board,	2003	741,667	734,063	-0-	-0-	120,000	-0-	60,470
President and Chief Executive Officer	2002	683,333	787,500	27	168,032	180,000	-0-	77,554
Robert E. Dubrish,	2004	450,000	438,681	40	229,982	90,000	-0-	66,097 (3)
President and Chief Executive Officer,	2003	425,000	414,375	40	138,125	90,000	-0-	29,676
Option One Mortgage Corporation	2002	360,153	297,000	-0-	139,511	60,000	-0-	35,969
Jeffery W. Yabuki,	2004	437,500	383,133	1,482	216,250	90,000	-0-	51,290
Executive Vice President	2003	416,667	352,219	1,440	-0-	90,000	-0-	37,268
and Chief Operating Officer	2002	411,006	365,625	36,601	126,451	90,000	-0-	31,645
Steven Tait	2004	400,000	217,008	272	-0-	40,000	-0-	22,216
President, RSM McGladrey	2003	33,333	-0-	-0-	321,375	50,000	-0-	20
Business Services, Inc.	2002	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Brian L. Nygaard	2004	359,167	194,769	4,466	216,250	35,000	-0-	29,057
President and Chief Executive Officer,	2003	350,000	50,050	-0-	-0-	50,000	-0-	11,228
H&R Block Financial Advisors, Inc.	2002	171,859	325,655	-0-	509,965	40,000	-0-	2,640
Frank J. Cotroneo (4)	2004	384,334	109,309	1,064	216,250	45,000	-0-	62,352 (5)
	2003	373,333	262,969	40	-0-	55,000	-0-	24,643
	2002	362,500	301,125	9,437	92,392	70,000	-0-	12,126

NOTES:

(1)	Restricted shares of the Company’s common stock granted pursuant to the Company’s Long-Term Executive Compensation Plan. The awards shown represent grants of restricted shares valued as of the date of the grant. Dividends are paid on the restricted shares as when dividends are paid on the Company’s common stock. The restricted shares vest in one-third annual increments beginning one year after the grant date.

Mark A. Ernst – For fiscal year 2004, 10,000 shares granted on June 30, 2003, valued at $43.25 per share. For fiscal year 2002, 3,641 shares granted on June 30, 2002, valued at $46.15 per share. The shares are reported for fiscal year 2002 because they represent a portion of Mr. Ernst’s fiscal year 2002 short-term incentive compensation. As of April 30, 2004, Mr. Ernst held 12,428 restricted shares with a value of $560,627.

Robert E. Dubrish – For fiscal year 2004, 5,000 shares granted on June 30, 2003, valued at 43.25 per share and 288 shares granted on June 30, 2004, valued at $47.68 The 288 shares are reported for fiscal year 2004 because they represent a portion of Mr. Dubrish’s fiscal year 2004 short-term incentive compensation. For fiscal year 2003, 3,194 shares granted on June 30, 2003, valued at $43.25. The shares are reported for fiscal year 2003 because they

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Proxy Statement – H&R BLOCK

represent a portion Mr. Dubrish’s fiscal year 2003 short-term incentive compensation. For fiscal year 2002, 3,023 shares granted June 30, 2002, valued at $46.15. The shares are reported for fiscal year 2002 because they represent a portion of Mr. Dubrish’s fiscal year 2002 short-term incentive compensation. As of April 30, 2004, Mr. Dubrish held 10,210 restricted shares with a value of $460,573.

Jeffery W. Yabuki – For fiscal year 2004, 5,000 granted on June 30, 2003, valued at $43.25 per share. For fiscal year 2002, 2,740 shares granted on June 30, 2002, valued at $46.15 per share. The shares are reported for fiscal year 2002 because they represent a portion of Mr. Yabuki’s fiscal year 2002 short-term incentive compensation. As of April 30, 2004, Mr. Yabuki held 6,827 restricted shares with a value of $307,966.

Steven Tait – For fiscal year 2003, 7,500 shares granted as a part of his initial hiring on April 1, 2003, valued at $42.85 per share. As of April 30, 2004, Mr. Tait held 5,000 restricted shares with a value of $225,550.

Brian L. Nygaard – For fiscal year 2004, 5,000 restricted shares granted on June 30, 2003, valued at $43.25 per share. For fiscal year 2002, 14,500 shares granted as a part of his initial hiring on November 5, 2001, valued at $35.17 per share. As of April 30, 2004, Mr. Nygaard held 9,834 restricted shares with a value of $443,612.

Mr. Cotroneo – For fiscal year 2004, 5,000 granted on June 30, 2003, valued at $43.25 per share. For fiscal year 2002, 2,002 shares granted on June 30, 2002, valued at $46.15 per share. The shares are reported for fiscal year 2002 because they represent a portion of Mr. Cotroneo’s fiscal year 2002 short-term incentive compensation. All of Mr. Cotroneo’s restricted shares were cancelled in connection with his resignation (See Note 4).

(2)	For fiscal year 2004, these figures include the following: (a) the Company’s matching contributions under the Company’s Deferred Compensation Plan for Executives (“DCP”) of $83,516 (Mr. Ernst), $43,371 (Mr. Dubrish), $39,861 (Mr. Yabuki) and $10,000 (Mr. Tait), $19,028 (Mr. Nygaard) and $20,802 (Mr. Cotroneo); (b) the Company’s matching contributions under the H&R Block Retirement Savings Plan (“RSP”) of $5,150 (Mr. Ernst), $6,246 (Mr. Dubrish), $10,218 (Mr. Yabuki), $10,000 (Mr. Tait), $9,554 (Mr. Nygaard) and $4,375 (Mr. Cotroneo); (c) the insurance premiums paid by the Company with respect to term life insurance maintained by the Company for the benefit of each of the named executive officers of $1,017 (Mr. Ernst), $594 (Mr. Dubrish), $578 (Mr. Yabuki), $536 (Mr. Tait), $475 (Mr. Nygaard) and $626 (Mr. Cotroneo); and (d) the economic value of the death benefit provided by the Company’s Executive Survivor Plan (“ESP”) of $1,275 (Mr. Ernst), $1,175 (Mr. Dubrish), $634 (Mr. Yabuki), $1,680 (Mr. Tait) and $642 (Mr. Cotroneo). The imputed income reported from the ESP represents the portion of the premium paid by the Company pursuant to the ESP that is attributable to term life insurance coverage for the executive officer. The ESP provides only an insurance benefit with no cash compensation element to the executive officer.

(3)	Amount includes a payment to Mr. Dubrish of $14,711 for carryover paid time off resulting from the combination Option One’s paid time off plans.

(4)	Mr. Cotroneo, the Company’s former Senior Vice President and Chief Financial Officer, resigned from the Company effective October 31, 2003. In connection with such resignation, Mr. Cotroneo entered into a Termination Agreement with the Company, pursuant to which he was paid $301,476. Such amount represents an aggregate of one-half of Mr. Cotroneo’s annual base salary and target short-term incentive compensation for the 2004 fiscal year, which is reflected in the “Salary” and “Bonus” columns above. A summary of the Termination Agreement is provided under the heading “Employment Agreements, Change in Control and Other Arrangements” below.

(5)	Amount includes a severance payment of $35,908 to Mr. Cotroneo in connection with his resignation (See Note 4).

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H&R BLOCK – Proxy Statement

Stock Option Grant Table

The following table summarizes options to purchase the Company’s Common Stock granted during the fiscal year ended April 30, 2004 to the executive officers named in the Summary Compensation Table (the “Named Officers”) above:

					Potential Realizable Value at
					Assumed Annual Rates of
					Stock Price Appreciation for
	Individual Grants				Option Term(1)

	Number of	% of Total
	Securities	Options Granted
	Underlying Options	to Employees in	Exercise Price
Name	Granted (#)(2)	Fiscal Year	($/Sh)(2)	Expiration Date	5% ($)	10% ($)

Mark A. Ernst	110,000	2.94%	$43.25	6/30/2013	$2,991,966	$7,582,230
Robert E. Dubrish	90,000	2.41%	$43.25	6/30/2013	$2,447,972	$6,203,643
Jeffery W. Yabuki	90,000	2.41%	$43.25	6/30/2013	$2,447,972	$6,203,643
Steven Tait	40,000	1.07%	$43.25	6/30/2013	$1,087,988	$2,757,174
Brian L. Nygaard	35,000	.94%	$43.25	6/30/2013	$951,989	$2,412,528
Frank J. Cotroneo (3)	45,000	1.20%	$43.25	6/30/2013	-0-	-0-

NOTES:

(1)	The amounts shown as potential realizable values on the options identified in the table are based on arbitrarily assumed annualized rates of appreciation in the price of the Company’s Common Stock of five percent and ten percent over the term of the options, as set forth in the rules of the Securities and Exchange Commission relating to proxy disclosure. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock. There can be no assurance that the potential realizable values reflected in this table will be achieved.

(2)	Stock option grants consisted of nonqualified stock options, incentive stock options or a combination of the two types of options. No stock appreciation rights were granted during fiscal year 2004. Options were granted under the 2003 Long-Term Executive Compensation Plan. The exercise price for each option is the fair market value of a share of Common Stock on the date of grant. Options granted to the Named Officers become exercisable two years after the date of grant, at which time they are exercisable on a cumulative basis at a maximum annual rate of one-third of the total number of shares subject to the option. The stock options generally become fully exercisable (a) at any time after the Named Officer reaches the age of 65, retires, and more than one year has elapsed since the date of grant, or (b) upon a change in control of the Company not less than six months after the date of grant. The Named Officer must be employed by the Company or one of its subsidiary corporations at the time of exercise, except that the exercise of the options may take place for limited time periods after the termination of employment in the event of death, retirement, disability or termination without cause. All options expire ten years after the date of grant.

(3)	Pursuant to Mr. Cotroneo’s Termination Agreement with the Company, such options were cancelled on October 31, 2003.

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Proxy Statement – H&R BLOCK

Option Exercises and Fiscal Year-End Values

The following table summarizes the value realized on the exercise of options during the fiscal year ended April 30, 2004 and presents the value of unexercised options as of such date for the Named Officers. The value of unexercised in-the-money options at fiscal year-end is calculated by determining the difference between the fair market value of the securities underlying the options at fiscal year-end and the exercise price of the options multiplied by the number of shares underlying such option.

					Value of Unexercised
		Number of Securities Underlying			In-the-Money
		Unexercised Options at			Options at FY-
		FY-End (#)			End ($)

	Shares Acquired	Value	Exercisable (E)/		Exercisable (E)/
Name	on Exercise (#)	Realized ($)	Unexercisable (U)		Unexercisable (U)

Mark A. Ernst	-0-	-0-	654,000	(E)	$15,317,505	(E)
			326,000	(U)	$1,772,820	(U)

Robert E. Dubrish	-0-	-0-	217,600	(E)	$5,202,022	(E)
			214,000	(U)	$758,468	(U)

Jeffery W. Yabuki	-0-	-0-	186,000	(E)	$4,089,295	(E)
			234,000	(U)	$1,130,430	(U)

Steven Tait	-0-	-0-	-0-	(E)	-0-	(E)
			90,000	(U)	$219,800	(U)

Brian L. Nygaard	-0-	-0-	13,333	(E)	$132,930	(E)
			111,667	(U)	$343,570	(U)

Frank J. Cotroneo	63,334	$1,398,808	-0-	(E)	-0-	(E)
			-0-	(U)	-0-	(U)

Compensation Committee Report on Executive Compensation

Compensation Philosophy

The Company continues to be strongly committed to maximizing shareholder value through consistent growth and profitability. Superior performance by the executive officers and management team of the Company and its subsidiary corporations is essential to reaching that goal. As such, the Company’s philosophy is to ensure that executive compensation is linked directly to sustained improvements in corporate performance and increased shareholder value as measured by the Company’s stock price and the payment of dividends. The Compensation Committee is responsible for reviewing the Company’s executive compensation program and policies each year and recommending to the non-employee members of the Board of Directors the compensation of the Company’s executive officers.
   The Compensation Committee has established the following objectives as guidelines in making compensation decisions:

▪	Provide a competitive total compensation program that enables the Company and its subsidiary corporations to attract and retain the key executives needed to accomplish the Company’s goals.
▪	Integrate executive compensation programs with the Company’s annual and long-term business objectives and focus executive behavior on fulfilling those objectives.
▪	Provide variable compensation opportunities that relate directly to the Company’s performance and align executive compensation with the interests of the Company’s shareholders.

Compensation Program

The Company’s executive compensation program is designed to ensure that executive pay levels and incentive opportunities are competitive and reflect the performance of both the individual executive and the Company. In designing executive compensation programs and determining executive officer salaries, the Committee considers information provided by compensation consultants and surveys regarding compensation paid to executives holding positions with similar responsibilities in organizations of comparable size.
23 –

H&R BLOCK – Proxy Statement

   Base Salary. Base salaries are determined by reference to factors such as market surveys, individual salary grades and salary ranges. Salary grade levels are determined by comparing jobs to applicable market pay practices and assessing a job’s internal value. The primary factors considered in determining the appropriate salary for fiscal year 2004 within a particular salary range were the executive’s individual performance and the ratio of the individual’s prior salary to the mid-point of the salary range. Individual executive officers salaries are reviewed annually by the Committee.
   Short-Term Incentive Program. The Company’s short-term incentive program (the “STI Program”) consists of an objective incentive compensation component based upon objective, financial-performance-based criteria (the “Financial STI Component”) and a discretionary incentive compensation component based on the achievement of pre-established individual or strategic objectives (the “Discretionary STI Component”). Certain aspects of the STI Program differ, depending upon whether a participant is a senior vice president or more senior officer of the Company or one of its operating subsidiaries (“Senior Executive”). A heavier emphasis for executive officers (80% of targeted incentive compensation in most cases in fiscal year 2004) is placed upon the Financial STI Component, which specifically relates executive pay to Company performance. Payments under the STI Program provide financial rewards solely for achieving substantive business results. Under the STI Program, the Committee establishes performance goals for the Company and its business units, as well as competitive target bonus awards for the participants (usually a percentage of salary). The Committee specifies the performance goals for each participant and the portion of the target award to which each performance goal applies.
   Payments under the Financial STI Component are paid after the end of a fiscal year only if the Company (or applicable business unit) has met the performance goals established by the Compensation Committee for such fiscal year. The Committee reviews and approves the payout for an executive officer and certifies the extent to which performance targets have been achieved prior to the payment under the Financial STI Component. Fiscal year 2004 performance criteria under the Financial STI Component consisted of the following, depending on the business unit: (i) the degree to which the Company attained targeted year-over-year growth in diluted earnings per share; (ii) year-over-year growth in pretax earnings; and (iii) attainment of year-over-year revenue goals. Under the Financial STI Component, participants can earn more or less than the target award (from 0% to 200% of the target award) depending upon how actual results compare to the pre-established performance targets.
   Payments under the Discretionary STI Component for fiscal year 2004 were based upon achievement of measurable strategic and individual performance objectives that support the Company’s priorities. For most executive officers, 20% of the executive’s overall targeted STI Program compensation was based on the Discretionary STI Component. Actual incentive payouts under the Discretionary Objective STI Component could be from 0% to 200% of the target award.
   For fiscal year 2004, the Compensation Committee determined that the Financial STI Component for executive officers other than Senior Executives could be increased or decreased based on the associate’s individual performance rating for the fiscal year. Top performers were eligible to receive up to 1.5 times the actual calculated STI Program payout (increasing the top end of the range of potential actual payouts for these criteria from 200% to 300% of the target award). Associates whose performance ratings indicated that they were not consistently meeting expectations could have calculated payout amounts reduced by up to 75%. These multipliers provided incentive for stronger individual performance.
   Most short-term incentive compensation is paid in cash. A portion of Senior Executives’ performance-based incentive compensation, however, is paid in the form of shares of restricted Common Stock so that Senior Executives have more meaningful exposure to the Company’s performance. Payment in the form of restricted stock also encourages Senior Executive retention. Accordingly, actual short-term incentive payouts that exceeded 150% of the targeted payouts were paid in the form of restricted stock. Restricted stock is issued under the Company’s 2003 Long-Term Executive Compensation Plan and is described in more detail under “Long-Term Incentive Compensation” below. The number of shares of restricted stock awarded was calculated by dividing the cash value of the applicable incentive compensation by the last reported closing price for the Company’s stock as of June 30, 2004.
   Short-Term Incentive Compensation Plan. In addition to the STI Program, the Company maintains the H&R Block Short-Term Incentive Plan, which was approved by the Company’s shareholders on September 13, 2000 (the “STI Plan). The STI Plan permits the Company to include a bonus compensation component in executive officer compensation intended to qualify as deductible performance-based compensation under section 162(m) of the Internal Revenue Code of 1986, as amended. Under the STI Plan, the Committee may grant performance-based awards to certain officers of the Company or its subsidiaries who are selected by the Committee, including the
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Proxy Statement – H&R BLOCK

Company’s Chief Executive Officer and its four other highest paid executive officers at the end of the applicable tax year. To the extent an officer receives an award under the STI Plan, such officer does not receive an award under the Financial Component of the STI Program. Awards under the STI Plan are based on performance targets established each year by the Committee based on one or more of the following business criteria: (a) earnings, (b) revenues, (c) sales of products, services or accounts, (d) numbers of income tax returns prepared, (e) margins, (f) earnings per share, (g) return on equity, (h) return on capital, and (i) total shareholder return. Fiscal year 2004 performance criteria under the STI Plan were the same as the fiscal year 2004 performance criteria under the Financial Component of the STI Program.
   Deferred Compensation. The Company offers to its executive officers and key employees of its subsidiaries a deferred compensation plan designed to enhance the participants’ financial security upon retirement. Subject to annual deferral limits, the plan offers participants the opportunity to defer an aggregate of $1 million of compensation during the time of his or her participation in the plan. The Company contributes to the plan an annual match of 100% of the first 5% of aggregate salary and bonus deferred to the plan and the Company’s qualified retirement plans, less any employer matching contributions made to one of the Company’s qualified retirement plans. Vesting in such Company contributions is based on the number of years of plan participation as an employee. Gains or losses are posted to a participant’s account in accordance with his or her selection of various fixed rate, variable rate and Company stock investment alternatives. The plan is unfunded and benefits are paid upon termination of employment, except in cases of disability or hardship.
   Long-Term Incentive Compensation. The Company encourages stock ownership by executive officers of the Company. Long-term incentive awards tied to the Company’s Common Stock, such as stock options and restricted stock, are designed to encourage stock ownership. Stock options and restricted stock provide incentive to executives by giving them an economic interest in managing for stock price appreciation, thereby better aligning their interests with those of the Company’s shareholders. Under the Company’s 2003 Long-Term Executive Compensation Plan, option exercise prices are set at 100% of the fair market value of the stock on the date of grant and the options generally expire after ten years. Options granted to executive officers in fiscal year 2004 become exercisable over a three-year period on a cumulative basis in one-third increments. Restrictions on restricted stock granted in fiscal year 2004 lapse over a three-year period in one-third annual increments beginning on the first anniversary of the date of issuance. Options are granted, and restricted stock is awarded, to executive officers at the Committee’s discretion. The Committee generally awards stock options and restricted stock to executive officers on an annual basis. The number of shares subject to any stock option grant or restricted stock award is based on the executive’s level of responsibility, prior year’s performance and future potential. The Compensation Committee believes that stock options and restricted stock have been effective in attracting, retaining and rewarding executives and key employees of the Company and its subsidiary corporations.
   In some cases in fiscal year 2004, the Compensation Committee awarded to executive officers restricted Stock pursuant to the 2003 Long-Term Executive Compensation Plan as an inducement to accept employment with a subsidiary of the Company or in connection with the STI Program (as described above). Restricted stock is subject to forfeiture and may not be transferred by the executive until certain time restrictions lapse. In each case, the Restricted Shares Agreement between the Company and the executive officer provides that, prior to the time restricted stock vests, (i) such restricted stock is nontransferable, (ii) the officer is entitled to receive any cash dividends payable with respect to unvested restricted stock and (iii) the officer is entitled to vote such unvested restricted stock shares at any meeting of shareholders of the Company.
   Executive Stock Ownership Guidelines. The Company believes that its executives should have a significant financial stake in the Company so that their interests are aligned with those of the shareholders. To that end, the Board of Directors has adopted stock ownership guidelines that set forth the Board’s expectations that certain executives should own shares of Company stock with an aggregate value that meets or exceeds certain specified multiples of the executive’s base salary. The Board has adopted similar stock ownership guidelines with respect to stock ownership by Board members. The Board member ownership guidelines are a multiple of the annual retainer paid to non-employee Directors.

Compensation of Chief Executive Officer

The salary, short-term incentive compensation and long-term incentive compensation of the Chief Executive Officer are determined by the Committee substantially in conformity with the policies described above for all other executives of the Company.
   Mark A. Ernst has served as President and Chief Executive Officer of the Company since January 1, 2001 and as Chairman of the Board since September 11, 2002. Mr. Ernst is a party to an employment agreement with a subsidiary of the Company entered
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H&R BLOCK – Proxy Statement

into at the time of his employment by such subsidiary in 1998. Mr. Ernst’s annual base rate of salary was increased from $750,000 to $772,500, effective July 1, 2003. In addition, the Committee established a target award under the STI Plan for Mr. Ernst for fiscal year 2004 of $494,400, 100% of which is tied to the following objective, performance-based criteria with payouts for each criteria component ranging from 0% to 200% against threshold to maximum target levels: (i) 40% was based on year-over-year growth in overall corporate earnings per share of 7.8% to 25.0% (with the incentive payout at the target award upon 15.9% growth), (ii) 10% was based on year-over-year growth in overall revenue of 5.5% to 12.0% (with the incentive payout at the target award upon 8.0% growth) and (iii) 50% was tied to individual business unit performance targets. Based upon the results achieved by the Company, Mr. Ernst earned incentive compensation under the STI Plan of $705,577 (143% of target).
   Under the Discretionary STI Component of the STI Program a target award of $123,600 (20% of annual base pay) was established for Mr. Ernst, with an actual payout to be an amount between 0% and 200% of the target award, as determined by the Compensation Committee based upon the Company’s measurable performance against pre-established individual objectives. The Compensation Committee determined that Mr. Ernst earned incentive compensation under the Discretionary STI Component of $159,900 (130% of target) due primarily to his role in (i) developing best-in-class mortgage segment financial and reporting controls, (ii) strengthening the corporate legal function, (iii) addressing issues pertaining to the Company’s refund anticipation loan product, (iv) completing comprehensive strategic and operational reviews of the Company’s Financial Services and Business Services segments, and (v) involving the Board of Directors in the corporate headquarters site analysis process. All of Mr. Ernst’s short-term incentive compensation was paid in cash.
   Mr. Ernst was granted an option to purchase 110,000 shares of Common Stock at an option price of $43.25 per share, the last quoted market price for the Company’s Common Stock on June 30, 2003, the date of grant. Such option has a term of ten years and vests in one-third annual increments beginning on the first anniversary of the date of grant. Mr. Ernst was also awarded 10,000 shares of restricted stock. Restrictions on such restricted stock lapse over a three-year period in one-third annual increments beginning June 30, 2004.

Tax Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury Regulations relating thereto limit to $1 million the Company’s federal income tax deduction for compensation paid to any one executive officer named in the Summary Compensation Table of the Company’s proxy statement, subject to certain transition rules and exceptions for specified types of performance-based compensation.
   The Committee believes that it is in the Company’s and shareholders’ best interests to maximize tax deductibility only when practicable and consistent with the Committee’s overall compensation philosophy, the needs of the Company and shareholder interests. The Committee may award non-deductible compensation when it believes that such awards are in the best interest of the shareholders, balancing tax efficiency with long-term strategic objectives.
   The Committee believes the H&R Block Short-Term Incentive Plan and compensation payable under the 2003 Long-Term Executive Compensation Plan in the form of stock options satisfy the requirements for exemption under Section 162(m). With the Committee’s primary focus on performance-based compensation under these Plans, it expects to continue to qualify most compensation paid to the named executive officers as tax deductible.

COMPENSATION COMMITTEE

Louis W. Smith, Chairman

Henry F. Frigon
Tom D. Seip
Rayford Wilkins, Jr.

Compensation Committee Interlocks and Insider Participation

The following non-employee directors serve on the Compensation Committee of the Company’s Board of Directors: Louis W. Smith (Chairman), Henry F. Frigon, Tom D. Seip and Rayford Wilkins, Jr. No directors on the Compensation Committee (a) are or have been officers or employees of the Company or any of its subsidiaries, or (b) had any relationships requiring disclosure in the proxy statement.

Employment Agreements, Change-in-Control and Other Arrangements

Mark A. Ernst is subject to an Employment Agreement with HRB Management, Inc. (“HRB”), an indirect subsidiary of the Company, dated July 16, 1998, whereby effective September 1, 1998, he was employed as the Executive Vice President and Chief Operating Officer of the Company. The Agreement provides for an initial base salary at an annual rate of $400,000; participation in the Company’s Short-Term Incentive Plan; 72,000 restricted shares of the Company’s Common Stock (“Common Stock”) (split-adjusted) awarded on the effective date; and a stock option
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Proxy Statement – H&R BLOCK

to purchase 300,000 shares of Common Stock (split-adjusted) granted on the effective date. Base salary and incentive bonus compensation are to be reviewed annually by the Compensation Committee. The Agreement provides that it may be terminated by either party at any time for any reason upon 45 days’ prior written notice, by HRB for “cause,” and by Mr. Ernst for “good reason,” in each case as defined in the Agreement. If the Agreement is terminated by HRB without “cause,” by Mr. Ernst for “good reason,” or by either party during the 180-day period following the date of a “change of control” (as defined in the Agreement) of the Company, HRB is obligated to continue to pay Mr. Ernst’s salary (determined as of the termination date) and provide all other benefits for a period of two years following such termination, as well as a pro rata portion of the incentive bonus compensation to which he would have been entitled had he remained employed through the end of the fiscal year in which such termination occurs. In addition, all outstanding stock options become fully vested and are exercisable for the three-month period following termination, and any restrictions upon Common Stock awarded Mr. Ernst on the effective date lapse and such stock becomes fully vested upon the date of termination.
   Robert E. Dubrish is subject to an Employment Agreement with Option One Mortgage Corporation (“Option One”), an indirect subsidiary of the Company, dated February 9, 2002, and effective June 30, 2001. The Agreement provides for a base salary at an annual rate of $360,000 as of the effective date and a stock option to purchase 60,000 shares of Common Stock (split-adjusted) granted as of the effective date. Base salary and any incentive bonus compensation are to be reviewed annually by the Compensation Committee. The Agreement provides that it may be terminated by either party at any time for any reason upon 45 days’ prior written notice. Option One also has the right to terminate the Agreement without notice upon the occurrence of certain stated events. If Mr. Dubrish incurs a “qualifying termination,” as defined in the H&R Block Severance Plan (the “Severance Plan”), or if the Agreement is terminated by Mr. Dubrish within 180 days following a “change of control” (as defined in the Agreement) of the Company, Option One is obligated to pay to Mr. Dubrish his choice of the level of severance compensation and benefits as would be provided under the Severance Plan as such plan exists either on the effective date of the Agreement or on Mr. Dubrish’s last day of employment. As of the effective date, the Severance Plan provides maximum compensation of 18 months of salary and one and one-half times target payout under the STI Program, with the actual amount based upon Mr. Dubrish’s salary and target payout, salary grade and length of service with all subsidiaries of the Company at the time of his termination, as well as a discretionary payment, which may be zero. In addition, in such circumstances, Option One is obligated to provide health, life and disability insurance benefits for up to 12 months following such termination, and all outstanding stock options that would have vested in the 18-month period following termination become fully vested and are exercisable for the three-month period following termination or the severance period.
   During the 2004 fiscal year, Mr. Dubrish maintained a margin account with H&R Block Financial Advisors, Inc. to pay withholding taxes upon the vesting of restricted stock. The largest aggregate amount of indebtedness outstanding in the margin account at any time during the 2004 fiscal year was $321,891. As of July 1, 2004 there was no outstanding balance in this account and the account has been closed. This margin account was established in the ordinary course of business and on substantially the same terms, including interest rates, collateral and repayment terms as those prevailing at the time for comparable transactions with other customers.
   Jeffery W. Yabuki is subject to an Employment Agreement with HRB dated September 7, 1999, whereby effective September 7, 1999, he was employed as the President, H&R Block International. The Agreement provides for an initial base salary at an annual rate of $250,000; participation in the Company’s Short-Term Incentive Plan; a $70,000 bonus upon continued employment by HRB through April 30, 2000; 67,600 restricted shares of Common Stock (split-adjusted) awarded on the effective date; a stock option to purchase 80,000 shares of Common Stock (split-adjusted) granted on the effective date; and a stock option to purchase a minimum 44,000 shares of Common Stock (split-adjusted) granted on the date in fiscal year 2001 on which options are granted to all or substantially all other senior executives of the Company and its subsidiaries. Base salary and incentive bonus compensation are to be reviewed annually by the Compensation Committee. The Agreement provides that it may be terminated by either party at any time for any reason upon 45 days’ prior written notice, by mutual written agreement, by HRB for “cause,” and by Mr. Yabuki for “good reason,” in each case as defined in the Agreement. If the Agreement is terminated by HRB without “cause,” by Mr. Yabuki for “good reason,” or by either party within 180 days following a “change of control” (as defined in the Agreement) of the Company, HRB is obligated to pay to Mr. Yabuki for the two-year period following such termination compensation at an annual rate equal to the sum of the annual rate of base salary in effect on the date of termination and the aggregate short-term incentive compensation paid by HRB to him for the last fiscal year completed prior to the year of termination, and provide health, life and disability insurance benefits for a period of two years following such termination. In
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H&R BLOCK – Proxy Statement

addition, all outstanding stock options which would have vested during such two-year period following termination become fully vested and are exercisable for the three-month period following termination, and any restrictions upon stock held by Mr. Yabuki lapse to the extent such restrictions would have lapsed during the two-year period following termination.
   Steven Tait is subject to an Employment Agreement with HRB Business Services, Inc. (now RSM McGladrey Business Services, Inc.) (“RSM”), an indirect subsidiary of the Company, dated April 1, 2003, whereby effective April 1, 2003, he was employed as President of RSM. The Agreement provides for an initial base salary at an annual rate of $400,000; participation in the Company’s Short-Term Incentive Plan with a target bonus for fiscal year 2004 of $220,000; 7,500 restricted shares of the Company’s Common Stock awarded on the effective date; a stock option to purchase 50,000 shares of Common Stock granted on the effective date; and a stock option to purchase a 40,000 shares of Common Stock granted on the date in fiscal year 2004 on which options are granted to all or substantially all other senior executives of the Company and its subsidiaries. Base salary is to be reviewed for adjustment no less than annually. The Agreement provides that it may be terminated by either party at any time for any reason upon 45 days’ prior written notice. RSM also has the right to terminate the Agreement without notice upon the occurrence of certain stated events. If Mr. Tait incurs a “qualifying termination,” as defined in the H&R Block Severance Plan (the “Severance Plan”), or if the Agreement is terminated by Mr. Tait within 180 days following a “change of control” (as defined in the Agreement) of the Company, RSM is obligated to pay to Mr. Tait his choice of the level of severance compensation and benefits as would be provided under the Severance Plan as such plan exists either on the effective date of the Agreement or on Mr. Tait’s last day of employment. As of the effective date, the Severance Plan provides maximum compensation of 18 months of salary and one twelfth of the target payout under the STI Program multiplied by Mr. Tait’s years of service, as well as a discretionary payment, which may be zero. In addition, in such circumstances, RSM is obligated to provide medical, dental, vision, employee assistance, life insurance, cafeteria plan and accidental death and dismemberment insurance benefits for up to 12 months following such termination, and all outstanding stock options that would have vested in the 18-month period following termination become fully vested and are exercisable for the three-month period following termination or the severance period.
   Brian L. Nygaard is subject to an Employment Agreement with H&R Block Financial Advisors, Inc., an indirect subsidiary of the Company, dated November 5, 2001 whereby effective November 5, 2001 he was employed as President and Chief Executive Officer of H&R Financial Advisors, Inc. The Agreement provides for a base salary at an annual rate of $350,000 for the first year, 14,500 restricted shares of Common Stock awarded on the effective date, a stock option to purchase 40,000 shares of the Company’s Common Stock granted as of the date in fiscal year 2002 on which options are granted to substantially all senior executives of the Company and participation in the Company’s Short-Term Incentive Plan, with a target award for calendar year 2001 of not less than $300,000. Base salary, any additional salary and incentive compensation are to be reviewed annually by the Compensation Committee during the term of the Agreement. The Agreement provides that it may be terminated by the parties’ mutual written agreement or by either party for “good reason,” as defined in the Agreement. “Good reason” is defined to include a substantial reduction in Mr. Nygaard’s duties and a material breach of the Agreement by the Company. If the Agreement is terminated by the Company without “cause” or within 180 days following a “Change of Control,” or by Mr. Nygaard for “good reason,” as such terms are defined in the Agreement, the Company is obligated to pay to Mr. Nygaard the level of compensation and severance benefits as would be provided under the Severance Plan as such plan exists either on the date of Mr. Nygaard’s employment agreement or on Mr. Nygaard’s last day of active employment with the following adjustments: (a) the “Severance Period” shall be 24 months, (b) Mr. Nygaard will be credited with 24 “Years of Service” for purposes of determining severance compensation, (c) Mr. Nygaard will receive a payment in lieu of the severance payment under the Severance Plan equal to his most recent payment under the H&R Block Short-Term Incentive Plan and the discretionary short-term incentive program (except in the case of a “Change of Control” that occurs in calendar year 2002, which case, Mr. Nygaard will receive $192,500), (d) all outstanding stock options become fully vested and are exercisable for the three-month period following termination and (e) any nonvested restricted shares of Common Stock awarded pursuant to the Agreement become fully vested. The Severance Plan could provide up to a maximum of 18 months’ of salary based upon the base salary at the time of termination, a pro-rata share of Mr. Nygaard’s target payout under the Short-Term Incentive Program based upon the period in such fiscal year in which Mr. Nygaard is employed by the Company and a possible discretionary amount. In addition, in such circumstances, the Company is obligated to provide health, life and disability insurance benefits for the one-year period following such termination, all outstanding stock options which would have vested in the 18-month period following termination become fully vested and are exercisable for the three-month
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Proxy Statement – H&R BLOCK

period following termination, and any shares of restricted stock held by Mr. Nygaard become fully vested upon the date of termination.
   Mr. Cotroneo and HRB entered into a Termination Agreement dated September 3, 2003 (the “Termination Agreement”), whereby Mr. Cotroneo’s employment and his Employment Agreement with HRB terminated on October 31, 2003 (the “Termination Date”). Under the Termination Agreement, HRB agreed to (1) pay Mr. Cotroneo $301,476 over a 6-month period beginning on the Termination Date in semi-monthly equal installments of $25,123, (2) allow Mr. Cotroneo to remain eligible to participate in those health and welfare plans maintained by HRB offering medical, dental, vision, employee assistance, flexible spending account, life insurance and accidental death and dismemberment insurance benefits during the 6-month period beginning on the Termination Date, and (3) allow Mr. Cotroneo to exercise stock options to purchase shares of the Company’s common stock that were outstanding and exercisable as of the Termination Date, for the first 3 months after the Termination Date. In exchange, Mr. Cotroneo agreed to, among other things, release the Company and all its subsidiaries from any and all claims.
   Stock option agreements entered into on or after June 30, 1996 between the Company and the recipients of stock options granted pursuant to the 1993 Long-Term Executive Compensation Plan and the 2003 Long-Term Executive Compensation Plan contain provisions that accelerate the vesting of options held more than six months in the event of certain changes in control. For purposes of such agreements, changes in control include (i) the purchase or other acquisition by a person, entity or group of persons of beneficial ownership of 20% or more of the Company’s voting securities, (ii) the turnover of more than a majority of the directors on the Board of Directors as a result of a proxy contest or series of contests, (iii) either approval (for agreements entered into prior to June 30, 2001) by the Company’s shareholders or completion (for agreements entered into on or after June 30, 2001) of (A) a reorganization or consolidation such that the shareholders immediately prior to the reorganization or consolidation do not, immediately after such reorganization or consolidation, own more than 50% of the voting securities of the reorganized or consolidated organization, or (B) the sale of all or substantially all of the assets of the Company, or (iv) approval by the Company’s shareholders of a liquidation or dissolution of the Company.

Performance Graph

The graph below sets forth for the five-year period ended April 30, 2004, the cumulative total shareholder return to the Company’s shareholders, as well as the cumulative total return of the Standard & Poor’s 500 Stock Index and the cumulative total return of the Standard & Poor’s Diversified Commercial Services Index, the published industry index to which the Company is currently assigned by Standard & Poor’s. The performance graph assumes that $100 was invested at the market close on April 30, 1999 and that dividends were reinvested. The data for the graph was furnished by Research Data Group, Inc.

Cumulative Total Shareholder Return

	4/99	4/00	4/01	4/02	4/03	4/04

H&R BLOCK, INC.	100.00	88.93	120.65	178.87	175.02	207.80
S & P 500	100.00	110.13	95.84	83.74	72.60	89.21
S & P DIVERSIFIED COMMERCIAL SERVICES	100.00	82.08	101.71	109.86	101.18	146.59

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H&R BLOCK – Proxy Statement

Information Regarding Security Holders

Security Ownership of Directors and Management

The following table shows as of June 1, 2004 the number of shares of Common Stock beneficially owned by each director and nominee for election as director, by each of the Named Officers and by all directors and executive officers as a group. The number of shares beneficially owned is determined under rules of the Securities and Exchange Commission. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has either sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power with respect to shares set forth in the following table.

	Number of Shares

	Beneficially		Share Units and		Percent
Name	Owned(1)		Share Equivalents(2)	Total	of Class

G. Kenneth Baum	231,601		6,448	238,049	*
Thomas M. Bloch	264,113	(3)	0	264,113	*
Frank J. Cotroneo	10,000		0	10,000	*
Robert E. Dubrish	358,138	(4)	0	358,138	*
Donna R. Ecton	43,135		2,549	45,684	*
Mark A. Ernst	884,233	(5)	0	884,233	*
Henry F. Frigon	32,001	(6)	4,387	36,388	*
Roger W. Hale	55,584		2,548	58,132	*
Bryan L. Nygaard	61,170	(7)	0	61,170	*
Tom D. Seip	5,001		1,367	6,368	*
Louis W. Smith	26,001		9,236	35,237	*
Steven Tait	20,834	(8)	0	20,834	*
Rayford Wilkins, Jr	10,001		2,668	12,669	*
Jeffery W. Yabuki	303,918	(9)	2,207	306,125	*
All directors and executive officers as a group (23 persons)	2,546,908	(10)(11)	32,781	2,579,689	1.5%

*	Less than 1%

(1)	Includes shares that on June 1, 2004 the specified person had the right to purchase as of June 30, 2004 pursuant to options granted in connection with the Company’s 1989 Stock Option Plan for Outside Directors or the Company’s Long-Term Executive Compensation Plans, as follows: Mr. Baum, 42,001 shares; Mr. Bloch, 10,001 shares; Mr. Dubrish, 292,006 shares; Ms. Ecton, 38,001 shares; Mr. Ernst, 766,675 shares; Mr. Frigon, 28,001 shares; Mr. Hale, 42,001 shares; Mr. Nygaard, 41,670 shares; Mr. Seip, 4,001 shares; Mr. Smith, 22,001 shares; Mr. Tait, 13,334 shares; Mr. Wilkins, 10,001 shares; and Mr. Yabuki, 246,006 shares.

(2)	These amounts reflect share unit balances in the Company’s Deferred Compensation Plan for Directors, the Company’s Deferred Compensation Plan for Executives and/or the Company’s Stock Plan for Non-Employee Directors. The value of the share units mirrors the value of the Company’s Common Stock. The share units do not have voting rights.

(3)	Mr. Bloch has shared voting and shared investment power with respect to 168,000 of these shares. Mr. Bloch disclaims beneficial ownership of 150,000 shares held by M&H Bloch Partners, LP, except to the extent of his partnership interest therein.

(4)	Includes 10,210 shares of restricted stock granted under the Company’s Long-Term Executive Compensation Plan.

(5)	Includes 12,428 shares of restricted stock granted under the Company’s Long-Term Executive Compensation Plan and 2,912 shares held in the Employee Stock Purchase Plan (the “ESPP”).

(6)	Mr. Frigon has shared voting and shared investment power with respect to 4,000 of these shares.

(7)	Includes 9,834 shares of restricted stock granted under the Company’s Long-Term Executive Compensation Plan.

(8)	Includes 5,000 shares of restricted stock granted under the Company’s Long-Term Executive Compensation Plan.

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Proxy Statement – H&R BLOCK

 (9) Includes 6,827 shares of restricted stock granted under the Company’s Long-Term Executive Compensation Plan, 977 shares held in the ESPP and 1,195 in the Company’s 401(k) plan.

(10)	Includes shares held by certain family members of such directors and officers or in trusts or custodianships for such members (directly or through nominees) in addition to 1,764,744 shares which such directors and officers have the right to purchase as of June 30, 2004 pursuant to options granted in connection with the Company’s stock option plans.

(11)	Includes 2,386,432 shares held with sole voting and investment powers and 172,000 shares held with shared voting and investment powers.

Principal Security Holders

The following table sets forth the name, address and share ownership of each person or organization known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company. The information provided is based upon Schedule 13G filings with the Securities and Exchange Commission.

		Percent of
	Shares	Common
	Beneficially	Stock
Name and Address of Beneficial Owner	Owned	Outstanding

Warren E. Buffett,	14,610,900	8.2% (1)
Berkshire Hathaway Inc., OBH Inc., and National Indemnity Company 1440 Kiewit Plaza Omaha, Nebraska 68131
Harris Associates L.P.	14,302,700	8.02% (2)
Harris Associates Inc. Two North LaSalle Street, Suite 500 Chicago, Illinois 60602-3790
Davis Selected Advisers, L.P.	9,089,540	5.1% (3)
2949 East Elvira Road, Suite 101 Tucson, Arizona 85706

(1)	Information as to the number of shares and the percent of Common Stock outstanding is as of December 31, 2003 and is furnished in reliance on the last-filed Schedule 13G of Warren E. Buffett, Berkshire Hathaway Inc., OBH, Inc. and National Indemnity Company filed on February 17, 2004. The Schedule 13G indicates that Mr. Buffett, Berkshire Hathaway, Inc., OBH Inc. and National Indemnity Company share voting and dispositive power over the shares.

(2)	Information as to the number of shares and the percent of Common Stock outstanding is as of December 31, 2003 and is furnished in reliance on the Schedule 13G of Harris Associates L.P. and Harris Associates Inc., filed with the SEC on February 13, 2004. The Schedule 13G indicates that the number of shares beneficially owned includes 14,302,700 shares with shared voting power, 3,113,600 shares with sole dispositive power and 11,189,100 shares with shared dispositive power.

(3)	Information as to the number of shares and the percent of Common Stock outstanding is as of December 31, 2003 and is furnished in reliance on the Schedule 13G of Davis Selected Advisers, L.P., filed with the SEC on February 12, 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and beneficial owners of more than 10% of any class of the Company’s equity securities to file reports of ownership and changes in ownership of the Company’s Common Stock. To the best of the Company’s knowledge, all required reports were filed on time and all transactions by the Company’s directors and executive officers were reported on time except for (a) the failure to timely report on Form 4 for Mr. Yabuki the disposition of 306 shares as the result of the withholding of stock to pay taxes upon the vesting of Restricted Shares; (b) the failure to timely report on Form 4 for Mr. Bloch the acquisition if 150,000 shares by M&H Bloch Partners, Inc. (Mr. Bloch is a general partner of M&H Bloch Partners, Inc. and disclaims beneficial ownership of such shares except to the extent of his partnership interest therein); (c) the failure to timely report on Form 4 for Melanie K. Coleman the acquisition of 72.73 deferred compensation units in the H&R Block Deferred Compensation Plan for Executives (“DCP Units”) between July 15, 2003 and December 15, 2003; (c) the failure to timely report on Form 4 for Mr. Tait the acquisition of 123.773 DCP Units between July 15, 2003 and December 15, 2003. Each DCP Unit has the value of one share of Common Stock. The failures to timely report were inadvertent and, as soon as the oversights were discovered, the transactions were promptly reported.

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H&R BLOCK – Proxy Statement

Shareholder Proposals and Nominations
In order for a shareholder proposal to be considered for inclusion in the Company’s Proxy Statement for the 2005 Annual Meeting pursuant to Rule 14a-8 of the Securities and Exchange Commission, the Company must receive notice at our offices at 4400 Main Street, Kansas City, Missouri 64111, Attention: Corporate Secretary, on or before March 25, 2005. Applicable Securities and Exchange Commission rules and regulations govern the submission of shareholder proposals and our consideration of them for inclusion in next year’s proxy statement and form of proxy.
   Pursuant to the Company’s bylaws, for any business not included in the proxy statement for the 2005 Annual Meeting to be brought before the meeting by a shareholder, the shareholder must give timely written notice of that business to the Corporate Secretary. To be timely, the notice must be received no later than June 8, 2005 (45 days prior to July 23, 2005). The notice must contain the information required by the Company’s bylaws. Similarly, a shareholder wishing to submit a director nomination directly at an annual meeting of shareholders must deliver written notice of the nomination within the time period described in this paragraph and comply with the information requirements in our bylaws relating to shareholder nominations.
   A proxy may confer discretionary authority to vote on any matter at a meeting if we do not receive notice of the matter within the time frames described above. A copy of the Company’s bylaws is available on our website at www.hrblock.com under the tab “Our Company” and then under the heading “Investors – Governance Documents,” or upon request to: H&R Block, Inc., 4400 Main Street, Kansas City, Missouri 64111, Attention: Corporate Secretary. The Chairman of the meeting may exclude matters that are not properly presented in accordance with the foregoing requirements.

Other Matters
The Board of Directors knows of no other matters which will be presented at the meeting, but if other matters do properly come before the meeting, it is intended that the persons named in the proxy will vote according to their best judgment.

By Order of the Board of Directors

BRET G. WILSON
Secretary
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Proxy Statement – H&R BLOCK

APPENDIX A

H&R BLOCK, INC.

BOARD OF DIRECTORS INDEPENDENCE STANDARDS

Pursuant to New York Stock Exchange listing standards, no director qualifies as being an independent director unless the Board of Directors affirmatively determines that the director has no material relationship with H&R Block, Inc. or any of its subsidiaries (collectively, the “Company”), either directly or indirectly as a partner, shareholder or officer of an organization that has a relationship with the Company.

   The Board of Directors has established the categorical standards to assist it determining the independence of directors. Pursuant to these standards, a director will not be considered independent if:

▪	At any time during the three years immediately preceding the date of determination, the director was an employee of the Company or any of the director’s immediate family was an executive officer of the Company.
▪	At any time during the three years immediately preceding the date of determination, the director (or any of the director’s immediate family) received more than $100,000 per year in direct compensation from the Company other than (i) director or committee fees (including fees for service on the board of directors of subsidiary or affiliated companies) and (ii) pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).
▪	At any time during the three years immediately preceding the date of determination, the director has been employed by (or affiliated with) a present or former internal or external auditor of the Company that had an auditing relationship with the Company during such three year period or any of the director’s immediate family members have been so affiliated or employed in a professional capacity.
▪	At any time during the three years immediately preceding the date of determination, either the director, or any of the director’s immediate family members, has been employed as an executive officer of another company for which an executive officer of the Company serves on the compensation (or equivalent) committee.
▪	At any time during the three years immediately preceding the date of determination, the Company made payments to, or received payments from, a company, firm or professional entity of which or in which (i) the director is currently is an executive officer, partner or employee, or owns in excess of a 10% equity interest or (ii) the director’s immediate family members currently is an executive officer or partner or owns in excess of a 10% equity interest; provided that such payments are in an amount exceeding the greater of $1 million or 2% of such other company’s consolidated gross revenues for such other company’s most recent full fiscal year.
▪	The director (or any of the director’s immediate family) serves as an officer, director or trustee of a charitable organization to which the Company gives directly or indirectly through its foundation, more than $200,000 or 5% of the organization’s total annual charitable receipts during its last full fiscal year (whichever is greater).
   An individual will be considered to be affiliated with a corporation or other entity if that individual controls, is controlled by or is under common control with the corporation or other entity. An “immediate family member” includes a person’s spouse, parents, children, siblings, mothers in law, fathers in law and any one (other than domestic employees) who shares such person’s home.
   The Board of Directors will determine the independence of any director with a relationship to the Company that is not covered by the above standards.
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Proxy Statement – H&R BLOCK

APPENDIX B

H&R BLOCK, INC.

1989 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS
(AS AMENDED)

1. Purposes. The purposes of this 1989 Stock Option Plan for Outside Directors are to attract and retain experienced and qualified directors who are not employees of the Company or any Subsidiary of the Company, and to secure for the Company and its shareholders the benefits of stock ownership in the Company by those directors.

2. Definitions.
   (a) “Board of Directors” shall mean the board of directors of the Company or any Subsidiary of the Company, as the case may be.
   (b) “Common Stock” shall mean the common stock, without par value, of the Company.
   (c) “Company” shall mean H&R Block, Inc., a Missouri corporation.
   (d) “Director” shall mean a member of the Board of Directors of the Company or a member of the Board of Directors of any Subsidiary of the Company, as the case may be.
   (e) “Outside Director” shall mean a member of the Board of Directors of the Company or any Subsidiary of the Company who is not an employee of the Company on the date of grant of the Stock Option. As used herein, “employee of the Company” means any full-time employee of the Company, its subsidiaries and their respective divisions, departments and subsidiaries and the respective divisions, departments and subsidiaries of such subsidiaries who is employed at least thirty-five (35) hours a week; provided, however, it is expressly understood that an employee of the Company does not include independent contractors or other persons not otherwise employed by the Company or any Subsidiary of the Company but who provide legal, accounting, investment banking or other professional services to the Company or any Subsidiary of the Company.
   (f) “Plan” shall mean this 1989 Stock Option Plan for Outside Directors, as the same may be amended from time to time.
   (g) “Recipient” shall mean an Outside Director of the Company or any Subsidiary of the Company who has been granted a Stock Option under the Plan or any person who succeeds to the rights of such Outside Director under this Plan by reason of the death of such Outside Director.
   (h) “Stock Option” shall mean the right to purchase, upon exercise of a Stock Option granted under this Plan, shares of the Common Stock. Such Stock Options are non-statutory stock options and are not intended to be “incentive stock options” as defined in the Internal Revenue Code of 1986, as amended.
   (i) “Subsidiary of the Company” shall mean a subsidiary of the Company, its divisions, departments, and subsidiaries and the respective divisions, departments and subsidiaries of such subsidiaries.
3. Administration of the Plan. The Plan may be administered by the Company’s Board of Directors or an Option Committee (the “Committee”), as the Board of Directors of the Company may in its sole discretion decide. All Outside Directors shall be ineligible to vote upon any matter concerning the Stock Options including adoption of this Plan. The Committee, if it is established by the Company’s Board of Directors to administer the Plan, shall consist of directors of the Company who are not Outside Directors, to be appointed by and to serve at the pleasure of the Board of Directors of the Company. A majority of the Committee members shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be valid acts of the Committee. All references herein to the Committee shall be deemed to mean any successor to the Committee, however designated, or the Board of Directors of the Company if the Board has not approved a Committee.
   The Committee shall have full power and authority to construe, interpret and administer the Plan and, subject to the powers herein specifically reserved to the Company’s Board of Directors and subject to the other provisions of this Plan, to make determinations which shall be final, conclusive and binding upon all persons, including, without limitation, the Company, the shareholders of the Company, the Board of Directors, the Recipients and any persons having any interest in any Stock Options which may be granted under this Plan. The Committee shall impose such additional conditions upon Stock Options granted under this Plan and the exercise thereof as may from time to time be deemed necessary or advisable, in the opinion of counsel to the Company, to comply with applicable laws and
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H&R BLOCK – Proxy Statement

regulations. The Committee from time to time may adopt rules and regulations for carrying out the Plan and written policies for implementation of the Plan. Such policies may include, but need not be limited to, the type, size and terms of Stock Options to be granted to Outside Directors of the Subsidiaries of the Company and the conditions for payment of Stock Options by Recipients.
   The initial Committee shall consist of Henry W. Bloch, Chairman and Chief Executive Officer of the Company, Jerome B. Grossman, Vice Chairman of the Company, and Thomas M. Bloch, President of the Company.
4. Absolute Discretion. The Committee may, in its sole and absolute discretion, from time to time during the continuance of the Plan, (i) determine which Outside Directors of any Subsidiary of the Company shall be granted Stock Options under the Plan, (ii) grant Stock Options to any Outside Directors of any Subsidiary of the Company so selected, (iii) determine the type, date of grant, size and terms of Stock Options to be granted to Outside Directors of any Subsidiary of the Company (subject to Sections 7, 9 and 10 hereof, as the same may be hereafter amended), (iv) determine the terms other than the date of grant, size and stock option price of Stock Options granted pursuant to Section 6 hereof to Outside Directors of the Company, (v) place conditions or restrictions on the receipt of Stock Options by Outside Directors of any Subsidiary of the Company or on the payment or exercise of any Stock Options, and (vi) do all other things necessary and proper to carry out the intentions of this Plan.
5. Eligibility. Stock Options may be granted to any Outside Director; however, subject to Section 6 hereof, no Outside Director or other person shall have any claim or right to be granted a Stock Option under the Plan. No member of the Committee (other than an ex officio member) shall be eligible for grants of Stock Options under the Plan.
6. Prescribed Stock Options for Outside Directors of the Company. During the continuance of the Plan, a Stock Option to purchase an aggregate of 4,000 shares of Common Stock shall be granted on each date of grant specified in this Section 6 to each Outside Director of the Company serving as such on such date of grant. Stock Options specified in this Section 6 shall be granted on September 11, 1991, and on June 30 of each year thereafter in which the Plan is in effect. The stock option price of each share of Common Stock subject to a Stock Option granted pursuant to this Section 6 shall be determined in accordance with Section 9 hereof. Outside Directors of the Company shall not be granted Stock Options pursuant to the Plan other than as specified in this Section 6, provided that no Stock Options granted pursuant to this Plan prior to September 11, 1991, shall be invalidated or otherwise affected by the provisions of this Section 6. This Section 6 shall not apply to Outside Directors of Subsidiaries of the Company who are not also Outside Directors of the Company on the date of grant.
7. Stock Subject to the Plan. The total number of shares of Common Stock issuable under this Plan may not at any time exceed 800,000 shares, subject to adjustment as provided in Sections 14 and 15 hereof. Shares of Common Stock not actually issued pursuant to Stock Options shall be available for future Stock Options. Shares of Common Stock to be delivered or purchased under the Plan may be either authorized but unissued Common Stock or treasury shares.
8. Vesting Requirements. The Committee may determine that all or a portion of a Stock Option shall be vested at such times and upon such terms as may be selected by it. All Stock Options shall expire as to all of their unexercised shares ten years after the date of their grant.
9. Stock Option Price. The purchase price per share of Common Stock under each Stock Option granted hereunder shall be equal to the last reported sale price, regular way, for the Common Stock on the New York Stock Exchange on the date of grant (or, if said date of grant falls on a non-business day, then on the next preceding business date on which the stock is quoted) of such Stock Option.
10. Payment of Stock Option Price. Payment for exercise of any Stock Option granted hereunder shall be made (a) in cash, or (b) by delivery of Common Stock having a market value equal to the aggregate option price, or (c) by a combination of payment of cash and delivery of Common Stock in amounts such that the amount of cash plus the market value of the Common Stock equals the aggregate option price.
11. Continuation as Director. The Committee shall require that a Recipient be an Outside Director at the time a Stock Option is granted and may require that a Recipient be an Outside Director at the time a Stock Option is exercised. The Committee may provide for the termination of an outstanding Stock Option if a Recipient ceases to be an Outside Director and may establish such other provisions with respect to the termination or disposition of a Stock Option on the death or retirement of a Recipient as it, in its sole discretion, deems advisable. The Committee shall have the sole power to determine the date of any circumstances which shall constitute cessation as a Director and to determine whether such cessation is the result of retirement, death or any other reason.
12. Registration of Stock. No Stock Option may be exercised at any time when its exercise or the delivery of shares of Common Stock or other securities thereunder would, in the opinion of counsel for the Company, be in violation of any state or federal law, rule or ordinance, including any state or federal
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Proxy Statement – H&R BLOCK

securities laws or any regulation or ruling of the Securities and Exchange Commission. If at any time counsel for the Company shall determine that qualification or registration under any state or federal law of the shares of Common Stock or other securities thereby covered, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the exercise of such Stock Option or the purchase of shares thereunder, the Stock Option may not be paid or exercised in whole or in part unless and until such qualification, registration, consent or approval shall have been effected or obtained free of any conditions such counsel deems unacceptable.
13. Non-assignability. No Stock Option granted pursuant to the Plan shall be transferable or assignable by the Recipient other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Security Act, or the rules thereunder. During the lifetime of the Recipient a Stock Option granted pursuant to the Plan shall be exercisable only by the Recipient.
14. Dilution or Other Adjustments. In the event of any change in the capital structure of the Company, including but not limited to a change resulting from a stock dividend or split-up, or combination or reclassification of shares, the Board of Directors of the Company shall make such equitable adjustments with respect to the Stock Options or any provisions of this Plan as it deems necessary or appropriate, including, if necessary, any adjustment in the maximum number of shares of Common Stock subject to an outstanding Stock Option.
15. Merger, Consolidation, Reorganization, Liquidation, Etc. If the Company shall become a party to any corporate merger, consolidation, major acquisition of property for stock, reorganization or liquidation, the Board of Directors of the Company shall make such arrangements it deems advisable with respect to outstanding Stock Options, which shall be binding upon the Recipients of outstanding Stock Options, including, but not limited to, the substitution of new Stock Options for any Stock Options then outstanding, the assumption of such Stock Options and the termination of or payment for such Stock Options.
16. Costs and Expenses. The cost and expenses of administering the Plan shall be borne by the Company and not charged to any Stock Option nor to any Recipient.
17. Stock Option Agreements. The Committee shall have the power to specify the form of Stock Option Agreements to be granted from time to time pursuant to and in accordance with the provisions of the Plan and such agreements shall be final, conclusive and binding upon the Company, the shareholders of the Company and the Recipients. No Recipient shall have or acquire any rights under the Plan except such as are evidenced by a duly executed agreement in the form thus specified.
18. No Shareholder Privileges. Neither the Recipient nor any person claiming under or through him or her shall be or have any of the rights or privileges of a shareholder of the Company in respect to any of the Common Stock issuable upon the exercise of any Stock Option, unless and until certificates evidencing such shares of Common Stock shall have been duly issued and delivered.
19. Guidelines. The Board of Directors of the Company shall have the power to provide guidelines for administration of the Plan by the Committee and to make any changes in such guidelines as from time to time the Board deems necessary.
20. Amendment and Discontinuance. The Board of Directors of the Company shall have the right at any time during the continuance of the Plan to amend, modify, supplement, suspend or terminate the Plan, provided that (a) no amendment, supplement, modification, suspension or termination of the Plan shall in any manner affect any Stock Option of any kind theretofore granted under the Plan without the consent of the Recipient of the Stock Option, unless such amendment, supplement, modification, suspension or termination is by reason of any change in capital structure referred to in Section 14 hereof or unless the same is by reason of the matters referred to in Section 15 hereof; (b) Sections 6 and 9 herein shall not be amended or modified more than once in any six-month period, other than to comport with changes in the Internal Revenue Code of 1986, as amended, or the rules thereunder and (c) if the Plan is duly approved by the shareholders of the Company, no amendment, modification or supplement to the Plan shall thereafter, in the absence of the approval of the holders of a majority of the shares of Common Stock of the Company present in person or by proxy at a duly constituted meeting of shareholders of the Company, (i) increase the aggregate number of shares which may be issued under the Plan, unless such increase is by reason of any change in capital structure referred to in Section 14 hereof, (ii) change the termination date of the Plan provided in Section 21 hereof, or (iii) delete or amend the provisions of Section 9 hereof relating to the establishment of the stock option price.
21. Termination. Stock Options may be granted in accordance with the terms of the Plan until December 5, 2009, on which date this Plan will terminate except as to Stock Options then outstanding hereunder, which Stock Options shall remain in effect until they have expired according to their terms.
22. Approval. This Plan shall take effect upon due approval by the Board of Directors of the Company.
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Proxy Statement – H&R BLOCK

APPENDIX C

H&R BLOCK, INC.

1999 STOCK OPTION PLAN FOR SEASONAL EMPLOYEES
(AS AMENDED)

Article 1. Establishment of the Plan. H&R BLOCK, INC., a Missouri corporation (the “Company”), hereby formulates and adopts the 1999 Stock Option Plan for Seasonal Employees (the “Plan”) whereby there may be granted to seasonal employees of H&R Block Services, Inc. (an indirect subsidiary of the Company) and the direct and indirect, majority-owned subsidiaries of H&R Block Services, Inc. (such corporation, such direct and indirect subsidiaries, and their successor entities, if any, to be referred to herein as “Tax Services”), options to purchase shares of the Company’s Common Stock, without par value (such shares being hereinafter sometimes referred to for convenience as “Common Stock” or “stock” or “shares”).

Article 2. Purpose of the Plan. The purpose of the Plan is to advance and promote the interests of the Company, Tax Services and the Company’s stockholders by providing a method whereby seasonal employees of Tax Services may acquire Common Stock under options to purchase the same subject to the conditions hereinafter or therein provided. The Plan is further intended to provide seasonal employees who may be granted such options with additional incentive to continue in the employ of Tax Services on a seasonal basis and to increase their efforts to promote the best interests of the Company, Tax Services and the Company’s stockholders.
Article 3. Administration of the Plan. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the “Committee”) consisting of three or more directors of the Company, to be appointed by and to serve at and during the pleasure of the Board of Directors of the Company. All references herein to the Committee shall be deemed to mean the Board of Directors of the Company if the Board has not appointed a Committee. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be valid acts of the Committee. The Committee shall have full power and authority to construe, interpret and administer the Plan and, subject to the powers herein specifically reserved to the Board of Directors and to the other provisions of this Plan, to make determinations which shall be final, conclusive and binding upon all persons, including without limitation the Company, Tax Services, the stockholders, the Board of Directors and any persons having any interest in any options which may be granted under the Plan. The Committee may impose such additional conditions upon the grant and exercise of options under this Plan as may from time to time be deemed necessary or desirable, in the opinion of counsel of the Company, to comply with applicable laws and regulations. The Committee from time to time may adopt rules and regulations for carrying out the Plan.
Article 4. Eligibility. Options shall be granted on June 30 of each year the Plan is in effect (the “date of grant”) only to “Eligible Seasonal Employees” of Tax Services for such year. The term “Eligible Seasonal Employees” for any calendar year during which the Plan is in effect shall include all those employees of Tax Services who (a) are hired to perform for limited periods of time during such year jobs specifically designated by Tax Services to be seasonal jobs and (b) have adhered to the working hours agreed upon during such year.
Article 5. Stock Subject to the Plan. The shares of Common Stock to be issued upon exercise of the options granted under the Plan shall be made available, at the discretion of the Board of Directors of the Company, either from authorized but unissued stock of the Company or from shares that have been purchased by the Company from any source whatever, but the aggregate number of shares for which options may be granted under the Plan shall not exceed 23,000,000 shares of Common Stock of the Company. If an option granted under the Plan shall be surrendered or shall for any reason whatsoever expire or terminate in whole or in part without the exercise thereof, then the shares of stock which were subject to any such option shall, if the Plan shall then be in effect, be available for options thereafter granted under the Plan.
Article 6. Method of Participation. Each Eligible Seasonal Employee who either (i) is an employee of Tax Services on April 15 (or the next business day if it falls on a Saturday, Sunday or holiday) of each calendar year the Plan is in effect, or (ii) has been an employee of Tax Services for at least an aggregate of 100 working days during the 12-month period ending with the date of grant, shall be granted an option to purchase one share of
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H&R BLOCK – Proxy Statement

Common Stock for each $100 of the total compensation earned by him or her during and throughout the 12-month period ending with the date of grant (such total compensation during such period to be referred to herein as “Total Compensation”), provided, however, that (a) each Eligible Seasonal Employee who is not entitled to an option grant under the provisions of this Article 6 on June 30, 1999 (regardless of whether or not such Eligible Seasonal Employee was employed on or before such date), but who, with respect to any subsequent date of grant during the term of the Plan, otherwise meets the requirements of this Article 6, shall be granted as of such subsequent date of grant an option to purchase one share of Common Stock for each $200 of Total Compensation in lieu of an option to purchase one share of Common Stock for each $100 of Total Compensation, (b) no employee shall be granted an option to purchase in excess of 100 of said shares in any calendar year under the Plan, (c) no employee shall be granted an option if such employee’s Total Compensation for the applicable year is less than $4,000 ($500 for an option granted on June 30, 1999), and (d) any fractional shares which would otherwise be subject to an option under the Plan shall be adjusted to the nearest whole number of shares. As promptly as possible after June 30 of each year the Plan is in effect (but effective as of such date), each Eligible Seasonal Employee shall be notified in writing of the number of shares optioned to him or her under the Plan, the option price and the terms and conditions of said option, as described in Article 9.
Article 7. Adjustment upon Changes in Capitalization. In the event a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other change in the corporate structure or capitalization affecting the Company’s capital stock shall occur, an appropriate adjustment shall be made in (a) the number of shares of stock available for options under the Plan and subject to outstanding options, (b) the purchase price per share for each outstanding option, and (c) the provisions of Article 6, provided that, no adjustment shall be made in the provisions of Article 6 in the event of a stock dividend or stock split. Any adjustment to the Plan shall be made by the Board of Directors and, when so made, shall be effective and binding for all purposes of the Plan and of all options then outstanding.
Article 8. Option Price. Each year this Plan is in effect, the purchase price per share under each option granted during such year shall be equal to the last reported sale price, regular way, for the Common Stock on the New York Stock Exchange (or, if the stock is not then traded on such exchange, the last reported sale price, regular way, on such other national exchange or NASDAQ or other system on which such stock is traded and reported), in each case on the date of grant (or if said date falls on a non-business day then on the next preceding business date on which the stock is quoted) of such year.
Article 9. Terms and Conditions of Options. The terms and conditions of each option granted hereunder shall be set forth in a written notice to the employee to whom such option is granted. Said terms and conditions shall be consistent with the provisions of the Plan and shall include but not be limited to the following:
   A. Continuation of Employment. The grant of an option under this Plan shall not confer on the optionee any right to continue in the employ of Tax Services or to be employed by the Company or any of its subsidiaries, nor shall it limit the right of Tax Services to terminate the employment of any optionee at any time.
   B. Periods of Exercising Option. An option may be exercised only between the dates of September 1 through November 30 of either of the two calendar years immediately following the calendar year in which said option was granted, and said option shall expire as to all shares subject thereto which are not so exercised.
   C. Conditions of Exercising Option. If an optionee shall not be an Eligible Seasonal Employee, as defined in Article 4, for a year in which he or she would be otherwise entitled to exercise an option under this Plan (“Exercise Year”), or shall not have earned actual Total Compensation during the 12-month period ending on June 30 of such Exercise Year which is at least equal to 50% of the actual Total Compensation earned by him or her during the 12-month period ending on June 30 of the year in which the option was granted (“Grant Year”), he or she shall not be entitled to exercise his or her option for such Grant Year; provided, however, if the optionee shall become a full-time employee of the Company or any of its subsidiaries (including, but not limited to, Tax Services) prior to August 1 of such Exercise Year he or she shall be entitled to exercise said option for such Grant Year, provided he or she is a full-time employee of the Company or one of its subsidiaries at the time the option is exercised. The option must be exercised by the optionee in writing (unless otherwise authorized by the Company) within the periods above specified with respect to all or part of the shares optioned and accompanied by full payment of the option price thereof. Only one exercise shall be permitted with respect to a single option. If an optionee exercises an option for less than all of the shares subject to such option, the optionee shall lose all rights to exercise the option for the balance of the shares subject to the option. No optionee will be deemed to be a holder of any shares subject to an option unless and until certificates for such shares are issued to him or her under the terms of the Plan. As used herein, “full-time employee” means an individual in the
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Proxy Statement – H&R BLOCK

employ of the Company or one of its subsidiaries in a job designated by the applicable employer to be a full-time job.
   D. Non-transferability of Option; Termination upon Death. The option shall be exercisable only by the optionee and shall not be transferable by him or her. The option shall terminate upon the death of the optionee.
   E. Qualification of Stock. Each option shall be subject to the requirement that if at any time the Board of Directors of the Company shall determine, in its discretion, that qualification or registration of the shares of stock thereby covered under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the granting of such option or the purchase of shares thereunder, the option may not be exercised in whole or in part unless and until such qualification or registration, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors of the Company, at its discretion.
Article 10. Amendment and Discontinuance. The Board of Directors of the Company shall have the right at any time during the continuance of the Plan to amend, modify, supplement, suspend or terminate the Plan, provided that no employee’s rights existing at the effective time of such amendment, modification, supplement, suspension or termination are adversely affected thereby, and provided further that, in the absence of the approval of the holders of a majority of the shares of Common Stock of the Company present in person or by proxy at a duly constituted meeting of the shareholders of the Company, no such amendment, modification or supplement shall (i) increase the aggregate number of shares of Common Stock that may be issued under the Plan, unless such increase is by reason of any change in the capital structure referred to in Article 7 hereof, (ii) materially modify the requirements as to eligibility for participation in the Plan, or (iii) materially increase the benefits accruing to participants under the Plan.
Article 11. Effective Date; Expiration of Plan. The Plan shall be effective on June 30, 1999 (with the grant of options on that date) and, unless extended, shall terminate on December 31, 2006, but no termination of the Plan, whether under the provisions of this Article 11 or otherwise, shall affect the continuance of any option granted hereunder prior to said date.
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H&R BLOCK, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE HEREOF. IF NO SUCH SPECIFICATION IS MADE, IT WILL BE VOTED FOR EACH OF THE PROPOSALS.

   The undersigned hereby appoints Mark A. Ernst, G. Kenneth Baum and Henry F. Frigon, and each of them, the proxies (acting by a majority, or if only one be present, then that one shall have all of the powers hereunder), each with full power of substitution, for and in the name of the undersigned to represent and to vote all shares of stock of H&R BLOCK, INC., a Missouri corporation, of the undersigned at the annual meeting of shareholders of said corporation to be held in the H&R Block City Stage Theater at Union Station, 30 West Pershing (corner of Pershing and Main), Kansas City, Missouri, on Wednesday, September 8, 2004, commencing at 9:00 a.m., Kansas City time (CDT), and at any adjournment thereof, notice of said meeting and the proxy statement furnished herewith having been received by the undersigned and, without limiting the authority hereinabove given, said proxies or proxy are expressly authorized to vote in accordance with the undersigned’s direction as to those matters set forth on the reverse side hereof and in accordance with their best judgment in connection with the transaction of such other business, if any, as may properly come before the meeting.

BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS FORM

Address Change/ Comments (Mark the corresponding box on the reverse side)

s FOLD AND DETACH HERE s

July 23, 2004

Dear Shareholder:

The annual meeting of shareholders of H&R Block, Inc. will be held in the H&R Block City Stage Theater at Union Station, 30 West Pershing (corner of Pershing and Main), Kansas City, Missouri, at 9:00 a.m., Kansas City time (CDT), on Wednesday, September 8, 2004.

   Please note that the number of shares entitled to be voted at the meeting is the number of shares held of record as of the close of business on June 30, 2004. It is important that your shares are represented at this meeting. Whether or not you plan to attend the meeting in person, please review the enclosed proxy material and vote by proxy by promptly (a) calling the number listed on the reverse side, (b) accessing the web site listed on the reverse side or (c) completing the proxy form attached above and returning it in the postage paid envelope provided.

You can now access your H&R Block account online.

Access your H&R Block shareholder/stockholder account online via Investor ServiceDirect® (ISD).

   Mellon Investor Services LLC, Transfer Agent for H&R Block, now makes it easy and convenient to get current information on your shareholder account.

   • View account status

   • View certificate history
   • View book-entry information
   • View payment history for dividends
   • Make address changes
   • Obtain a duplicate 1099 tax form
   • Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

For Technical Assistance Call 1-877-978-7778 between 9 am-7 pm

Monday-Friday Eastern Time

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING, WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON. TO MAKE SURE THAT YOUR SHARES ARE REPRESENTED, WE URGE YOU TO VOTE AS SOON AS POSSIBLE BY PROXY BY (A) INTERNET, (B) TELEPHONE, OR (C) MAIL BY FOLLOWING THE INSTRUCTIONS SET FORTH BELOW.	Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

1.	ELECTION OF DIRECTORS. INSTRUCTION: To withhold authority to vote for any individual nominee(s), clearly cross out the name below.
	NOMINEES ARE: FOR CLASS III DIRECTORS,	FOR all nominees listed (except as marked to the contrary)		WITHHOLD AUTHORITY to vote for all nominee(s) listed
	01 DONNA R. ECTON, 02 LOUIS W. SMITH AND 03 RAYFORD WILKINS, JR.	☐		☐
2.	The approval of an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock, without par value, from 500,000,000 to 800,000,000.	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	The approval of an amendment to the 1989 Stock Option Plan for Outside Directors to extend the Plan for five years, such that it will terminate, unless further extended, on December 5, 2009.	FOR ☐	AGAINST ☐	ABSTAIN ☐
4.	The approval of amendments to the 1999 Stock Option Plan For Seasonal Employees to (I) extend the Plan for two years, such that it will terminate, unless further extended, on December 31, 2006 and (II) increase the aggregate number of shares of Common Stock issuable under the Plan from 20,000,000 to 23,000,000.	FOR ☐	AGAINST ☐	ABSTAIN ☐
5.	Ratification of the appointment of KPMG LLP as the Company’s independent accountants for the year ending April 30, 2005.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Dated

 2004

SIGNATURE

SIGNATURE OF SHAREHOLDER(S)

(Please date and sign exactly as name appears at the left and return in the enclosed postage paid envelope. If the shares are owned in joint names, all joint owners should sign.)

s FOLD AND DETACH HERE s

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 pm Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/hrb Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-800-435-6710 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.

Please consider consenting to receive future annual reports, proxy statements and other Company communications electronically via the Internet by enrolling at www.melloninvestor.com/ISD. Many of our shareholders have expressed a desire to receive these communications electronically instead of by mail. By consenting, the Company will save the expense associated with distributing paper copies of the materials. If you consent, you will receive timely postal notice of the availability of any such communication on the Company’s website and upon your written request to the Company you will receive paper copies of such documents. You may wish to view the 2004 annual meeting materials on the Company’s website at www.hrblock.com/about/investor/proxy.html to determine if you would like to receive these materials electronically in the future.

You can view the Annual Meeting materials on the Internet at

http://www.hrblock.com/about/investor/proxy.html